UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21869

NEXPOINT DIVERSIFIED REAL ESTATE

TRUST

(Exact name of registrant as specified in charter)

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices) (Zip code)

Brian Mitts

Chief Financial Officer,

Executive VP Finance,

Secretary and Treasurer

(Principal Accounting Officer and Principal Financial Officer)

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (866) 351-4440

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Item 1. Reports to Stockholders.

A copy of the Semi-Annual Report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

NexPoint Diversified Real Estate Trust

Semi-Annual Report

June 30, 2022

NexPoint Diversified Real Estate Trust

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information. We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;
•	Web site information, including any information captured through the use of “cookies”; and
•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information. We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

CONSOLIDATED FUND PROFILE (unaudited)

June 30, 2022	NexPoint Diversified Real Estate Trust

Objective

NexPoint Diversified Real Estate Trust seeks to provide both current income and capital appreciation.

Net Assets as of June 30, 2022

$1,030 million

Portfolio Data as of June 30, 2022

The information below provides a snapshot of NexPoint Diversified Real Estate Trust at the end of the reporting period. NexPoint Diversified Real Estate Trust is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 6/30/22(%)(1)

BB	0.3%
B	0.1%
NR	99.6%

Top 5 Sectors as of 6/30/22(%)(1)(2)

Real Estate Investment Trust	67.6%
Real Estate	23.5%
Financial	11.8%
Gaming/Leisure	1.4%
Money Market Fund	0.4%

Top 10 Holdings as of 6/30/2022(%)(1)(2)

NexPoint Real Estate Opportunities, LLC (Common Stock)	67.2
NexPoint Storage Partners, Inc. (Common Stock)	11.7
Specialty Financial Products, Ltd. (Common Stock)	6.7
NexPoint Real Estate Capital (Common Stock)	5.3
NexPoint SFR Operating Partnership (Common Stock)	4.6
NexPoint SFR Operating Partnership, LP 7.50%, 5/24/2027 (U.S. Senior Loans)	2.9
Tivoli North, LLC (LLC Interest)	1.1
Westchester CLO, Ltd. —%, 8/1/2022 (Preferred Stock)	1.0
LLV Holdco LLC, Revolving Exit Loan 5.00%, 9/5/2022 (U.S. Senior Loans)	1.1
Whitestone (Common Stock)	0.8

(1)

Quality is calculated as a percentage of total bonds & notes. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Company’s portfolio and not that of the Company itself. Quality Ratings are subject to change.

(2)	Sectors and holdings are calculated as a percentage of total net assets.

Semi-Annual Report	1

CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2022	NexPoint Diversified Real Estate Trust

A guide to understanding each Company’s financial statements

Consolidated Investment Portfolio	The Investment Portfolio details all of the Company’s holdings and its market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Consolidated Statement of Assets and Liabilities	This statement details the Company’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of the Company’s liabilities (including any unpaid expenses) from the total of the Company’s investment and noninvestment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Consolidated Statement of Operations	This statement reports income earned by the Company and the expenses incurred by the Company during the reporting period. The Consolidated Statement of Operations also shows any net gain or loss the Company realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Company’s net increase or decrease in net assets from operations.

Consolidated Statements of Changes in Net Assets	This statement details how the Company’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Consolidated Statements of Changes in Net Assets also details changes in the number of shares outstanding.

Consolidated Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Consolidated Financial Highlights	The Consolidated Financial Highlights demonstrate how the Company’s net asset value per share was affected by the Company’s operating results. The Consolidated Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Consolidated Notes to Financial Statements	These notes disclose the organizational background of the Company, certain of its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

2	Semi-Annual Report

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)

As of June 30, 2022	NexPoint Diversified Real Estate Trust

Shares		Value ($)

Common Stock - 98.7%

ENERGY - 0.1%
304,000	NextDecade Corp. (a)	1,349,760
40	Transocean (a)	133

		1,349,893

FINANCIAL - 6.7%
47,996	American Banknote Corp. (b)(c)	104,531
56,538,959	Specialty Financial Products, Ltd. (b)(c)(d)	68,614,720

		68,719,251

GAMING/LEISURE - 0.4%
26,712	LLV Holdco LLC - Series A, Membership Interest (a)(b)(c)(d)	3,960,258
144	LLV Holdco LLC - Series B, Membership Interest (a)(b)(c)(d)	21,364

		3,981,622

HEALTHCARE - 0.2%
222,180	Aerie Pharmaceuticals, Inc. (a)	1,666,350
242,950	Heron Therapeutics, Inc. (a)	677,831

		2,344,181

INDUSTRIALS - 0.2%
8	Pendrell Corp. (a)(b)(c)	1,754,629

MATERIALS - 0.0%
64,000	Loma Negra Cia Industrial Argentina ADR	325,120

REAL ESTATE - 23.5%
667,680	Allenby (a)(b)(c)(d)	—
2,232,640	Claymore (a)(b)(c)(d)	—
164,149	Cresud SACIF y A ADR (a)	827,312
133,495,360	NexPoint Real Estate Capital (b)(c)(d) .	54,332,612
87,173	NexPoint Residential Trust, Inc., REIT (d)	5,449,184
1,906,766	NexPoint SFR Operating Partnership, LP (b)(c)(d)	47,669,157
86,369	NexPoint Storage Partners, Inc. (a)(b)(c)(d)	121,278,486
196,754	Washington Real Estate Investment Trust, REIT	4,192,828
740,263	Whitestone, Class B, REIT	7,957,827

		241,707,406

REAL ESTATE INVESTMENT TRUST - 67.5%
142,857	IQHQ, Inc. (b)(c)	4,000,000
519,191,275	NexPoint Real Estate Opportunities, LLC, REIT (b)(c)(d)	691,562,778

		695,562,778

UTILITIES - 0.1%
327,750	Central Puerto ADR (a)	1,006,193
26,220	Entegra TC LLC (b)(c)	—

		1,006,193

	Total Common Stock (Cost $921,792,674)	1,016,751,073

Shares		Value ($)

Preferred Stock - 5.1%

FINANCIAL - 5.1%
14,500	Aberdeen Loan Funding, Ltd. (b)(c)(e)	1,600,519
13,800	Brentwood CLO, Ltd. (b)(c)(e)	4,420,560
14,800	Brentwood Investors , 02/01/2022 (b)(c)(e)(f)(g)	4,740,890
13,006	Eastland CLO , 05/01/2022 (b)(c)(e)(g)	2,485,075
7,750	Gleneagles CLO , 12/30/2049 (a)(b)(c)(e)(g)	2,595,597
13,700	Grayson Investors , 11/01/2021 (b)(c)(e)(g)	2,111,579
42,750	Greenbriar CLO, Ltd. , 11/01/2021 (b)(c)(e)(g)	6,822,811
125,000	Jasper CLO, Ltd. (b)(c)(e)	4,177,686
10,000	Liberty CLO, Ltd. , 11/01/2017 (b)(c)(e)(g)	2,920,605
8,500	Red River CLO, Ltd. , 07/27/2018 (b)(c)(e)	1,915,844
4,800	Rockwall CDO (b)(c)(e)(f)	344,377
4,871	Rockwall CDO , 08/01/2024 (a)(b)(c)(e)(g)	730,061
10,500	Rockwall CDO, Ltd. , 08/01/2021 (b)(c)(e)(g)	753,326
6,000	Southfork CLO, Ltd. , 05/01/2017 (b)(c)(e)(g)	155,460
2,000	Stratford CLO , 11/01/2021 (b)(c)(e)(g)	253,313
41,500	Stratford CLO, Ltd. , 11/01/2021 (b)(c)(e)(g)	5,256,240
35,507	Westchester CLO, Ltd. , 08/01/2022 (b)(c)(e)(g)	11,170,415

		52,454,358

	Total Preferred Stock (Cost $101,531,637)	52,454,358

U.S. Senior Loans (h) - 4.0%

GAMING/LEISURE - 1.1%
8,264,193	Ginn-LA CS Borrower LLC, Term Loan B, 1st Lien, 05/30/19 (b)(c)(i)	—
3,856,057	Ginn-LA CS Borrower LLC, Tranche A, 1st Lien, 05/30/23 (b)(c)	148,774
11,824,910	LLV Holdco LLC, Revolving Exit Loan, 09/05/22 (b)(c)(d)	10,595,119

		10,743,893

REAL ESTATE - 2.9%
30,000,000	NexPoint SFR Operating Partnership, LP, 05/24/27 (b)(c)(d)	30,000,000

UTILITIES - 0.0%
92,329,417	Texas Competitive Electric Holdings Co. LLC, Extended Escrow Loan, (b)(c)(j)	96,946

		96,946

	Total U.S. Senior Loans (Cost $52,500,836)	40,840,839

LLC Interest - 1.8%
7,708,491	SFR WLIF III, LLC (b)(c)(d)	7,233,648
1	Tivoli North, LLC (b)(c)(d)	11,311,792

	Total LLC Interest (Cost $19,020,283)	18,545,440

See Glossary on page 5 for abbreviations along with accompanying Notes to Consolidated Financial Statements.	3

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (concluded)

As of June 30, 2022	NexPoint Diversified Real Estate Trust

Shares		Value ($)

Collateralized Loan Obligations - 0.1%
7,500,000	Acis CLO, Ltd., Series 2015-6A, Class SUB 0.00%, 5/1/2027 (g)(k)(l)	562,500
1,500,000	Valhalla CLO, Ltd., Series 2004-1A 0.00%, 8/1/2022 (b)(c)	45,591

	Total Collateralized Loan Obligations (Cost $7,005,643)	608,091

Warrant - 0.0%

ENERGY - 0.0%
4,071	Arch Resources, Expires 10/05/2023 (a)	305,325

	Total Warrants (Cost $—)	305,325

Sovereign Bond - 0.0%
75,736	Argentine Republic Government International Bond, 1.00%, 07/09/29	17,411

	Total Sovereign Bonds (Cost $45,044)	17,411

Corporate Bonds & Notes - 0.0%

COMMUNICATION SERVICES - 0.0%
26,744	iHeartCommunications, Inc. 6.38%, 05/01/26	24,783
49,013	8.38%, 05/01/27	39,054

		63,837

REAL ESTATE - 0.0%
2,000,000	CBL & Associates Limited Partners 0.00%, 12/31/49 (l)	—

	Total Corporate Bonds & Notes (Cost $187,217)	63,837

Foreign Corporate Bonds & Notes - 0.0%

NETHERLANDS - 0.0%
93,180,354	Celtic Pharma Phinco BV, 17.00%, 06/15/23 (b)(c)	—

	Total Foreign Corporate Bonds & Notes (Cost $62,254,526)	—

Cash Equivalents - 0.4%

MONEY MARKET FUND(m) - 0.4%
3,971,798	Dreyfus Treasury Obligations Cash Management, Institutional Class 1.340%	3,971,798

	Total Cash Equivalents (Cost $3,971,798)	3,971,798

Total Investments - 110.1%		1,133,558,172

(Cost $1,168,309,658)
Other Assets & Liabilities, Net - (10.1)% (n)		(103,898,067)

Net Assets - 100.0%		1,029,660,105

(a)	Non-income producing security.
(b)

Securities with a total aggregate value of $1,105,184,763, or 107.3% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Financial Statements for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(c)

Represents fair value as determined by the Company’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $1,105,184,763, or 107.3% of net assets, were fair valued under the Company’s valuation procedures as of June 30, 2022. Please see Notes to Financial Statements.

(d)	Affiliated issuer. Assets with a total aggregate fair value of $1,052,029,118, or 102.2% of net assets, were affiliated with the Company as of June 30, 2022.
(e)	There is currently no rate available.
(f)	Perpetual security with no stated maturity date.
(g)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. The Board has determined these investments to be liquid. At June 30, 2022, these securities amounted to $40,557,871 or 3.9% of net assets.

(h)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Company invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of June 30, 2022, the LIBOR USD 1 Month and LIBOR USD 3 Month rates were 2.49% and 2.60%, respectively. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(i)	The issuer is, or is in danger of being, in default of its payment obligation.
(j)	Represents value held in escrow pending future events. No interest is being accrued.
(k)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(l)	No interest rate available.
(m)	Rate reported is 7 day effective yield.
(n)	As of June 30, 2022, $0 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.

4	See Glossary on page 5 for abbreviations along with accompanying Notes to Consolidated Financial Statements.

GLOSSARY: (abbreviations that may be used in the preceding statements) (unaudited)

Currency Abbreviations:
USD	United States Dollar

Glossary:
ADR	American Depositary Receipt
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
REIT	Real Estate Investment Trust

Semi-Annual Report	5

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2022 (unaudited)	NexPoint Diversified Real Estate Trust

($)
Assets
Investments, at value	77,557,256
Affiliated investments, at value (Note 11)	1,052,029,118

Total Investments, at value	1,129,586,374
Cash and cash equivalents	5,044,234
Foreign tax reclaim receivable	1,274,970
Receivable for:
Fund shares sold	253,402
Other assets	221,594
Dividends and Interest	171,533
Prepaid expenses and other assets	1,067,276

Total assets	1,137,619,383

Liabilities:
Notes payable (Note 6).	16,000,000
Due to broker (Note 2)	7,478,082

Payable for:
Investment advisory fees (Note 8)	1,053,462
Interest expense and commitment fee	77,160
Accounting services fees	61,451
Income distribution payable	1,653
Accrued expenses and other liabilities	35,747

Total liabilities	24,707,555

Mezzanine Equity:
Cumulative preferred shares (Series A), net of deferred financing costs (Notes 1 and 2)	(83,251,723)

Net Assets Applicable to Common Shares	1,029,660,105

Net Assets Consist of:
Paid-in capital in excess of par	915,345,361
Total distributable earnings	114,314,744

Net Assets Applicable to Common Shares	1,029,660,105

Investments, at cost	239,360,170
Affiliated investments, at cost (Note 11)	928,949,488
Cash equivalents, at cost (Note 2)	3,971,798
Proceeds from securities sold short	65,064,505

Common Shares
Net assets	1,029,660,105
Shares outstanding (unlimited authorization)	37,171,807
Net asset value per share ( Net assets/shares outstanding)	27.70

6	See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Period Ended June 30, 2022 (unaudited)	NexPoint Diversified Real Estate Trust

($)
Investment Income:
Income:
Dividends from unaffiliated issuers	65,673,819
Dividends from affiliated issuers (Note 11)	12,314,355
Securities lending income (Note 4)	436
Interest from unaffiliated issuers	991,047
Interest from affiliated issuers	3,001,836

Total income	81,981,493

Expenses:
Investment advisory (Note 8)	6,279,033
Tax fees	2,000,000
Legal fees	987,262
Interest expense and commitment fees (Note 6)	696,015
Conversion expense (Note 7)	471,475
Accounting services fees	333,600
Insurance	185,050
Reports to shareholders	136,115
Trustees fees (Note 8)	108,971
Audit and tax preparation fees	76,863
Transfer agent fees	71,505
Pricing fees	68,392
Registration fees	55,584
Other	321,908

Total operating expenses	11,791,773

Net investment income	70,189,720

Preferred dividend expenses	(2,309,758)

Net Realized and Unrealized Gain (loss) on Investments
Realized Gain (Loss) on:
Investments from unaffiliated issuers	29,351,470
Investments from affiliated issuers (Note 11)	(458,336)
Securities sold short (Note 2)	252,698

Net Change in Unrealized Appreciation (Depreciation) on:
Investments from unaffiliated issuers	12,613,088
Investments in affiliated issuers (Note 11)	18,526,483
Foreign currency related translations	(164)

Net realized and unrealized gain (loss) on investments	60,285,239

Total increase in net assets resulting from operations	128,165,201

See accompanying Notes to Consolidated Financial Statements.	7

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

NexPoint Diversified Real Estate Trust

	Six Months Ended June 30, 2022 (unaudited) ($)	Year Ended December 31, 2021 ($)
Increase (Decrease) in Net Assets Operations:
Net investment income	70,189,720	75,106,677
Preferred dividend expenses	(2,309,758)	(4,554,561)
Accumulated net realized gain (loss) on investments, securities sold short, written options, futures contracts and foreign currency transactions	29,145,832	(41,721,044)
Net change in unrealized appreciation on investments, securities sold short, written options contracts and translation of assets and liabilities denominated in foreign currency	31,139,407	216,624,162

Net increase from operations	128,165,201	245,455,234

Distributions Declared to Common Shareholders:
Distribution	(11,138,678)	(434,869)
Return of capital:	—	(21,765,798)

Total distributions declared to common shareholders:	(11,138,678)	(22,200,667)

Increase in net assets from operations and distributions	117,832,906	223,254,567

Share transactions:
Proceeds from sale of shares (Note 1)	8,000,000	—
Value of distributions reinvested	1,425,169	2,130,609
Cost of shares redeemed	(8,000,000)	(152,320,062)
Capital gains from the retirement of tendered shares	—	47,318,608

Net increase (decrease) from shares transactions	1,425,169	(102,870,845)

Total increase in net assets	118,451,692	120,383,722

Net Assets
Beginning of period	911,208,413	790,824,691

End of period	1,029,660,105	911,208,413

Change in Common Shares
Issued for distribution reinvested	92,067	161,600
Shares redeemed (Note 1)	—	(8,750,121)

Net increase (decrease) in common shares	92,067	(8,588,521)

8	See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENT OF CASH FLOWS

For the Period Ended June 30, 2022 (unaudited)	NexPoint Diversified Real Estate Trust

($)
Cash Flows Used in Operating Activities:
Net increase in net assets resulting from operations	128,165,201

Adjustments to Reconcile Decrease in Net Assets to Net Cash Used Provided by Operating Activities:
Purchases of investment securities from unaffiliated issuers	(218,452,141)
Purchases of investment securities from affiliated issuers	(173,561,872)
Proceeds from the disposition of investment securities from unaffiliated issues	352,455,414
Proceeds from the disposition of investment securities from affiliated issues	2,059,234
Proceeds from return of capital of investment securities from affiliated issues	10,101,167
Purchases of securities sold short	(177,198)
Amortization/(accretion) of premiums	(170,786)
Net realized (gain)/loss on Investments from unaffiliated issuers	(28,893,134)
Net realized (gain)/loss on securities sold short	(252,698)
Net change in unrealized depreciation on affiliated investments	(18,526,483)
Net change in unrealized depreciation on investments in unaffiliated investments, securities sold short, futures and written options contracts	(12,613,088)
(Increase)/decrease in dividends and interest receivable	741,406
(Increase)/decrease in due from custodian	192,493
(Increase)/decrease in prepaid expenses and other assets	(502,379)
(Increase)/decrease in reclaim receivable	1,249,593
(Increase)/decrease in foreign tax reclaim receivable	(1,274,411)
Increase/(decrease) in due to broker	(1,709,479)
Increase/(decrease) in payable for admin fees	(11,104)
Increase/(decrease) in payable for investment advisory fees	48,754
Increase/(decrease) in payable upon receipt of securities on loan	(26)
Increase/(decrease) in payable due to custodian	(110,037)
Increase/(decrease) in payable for interest expense and commitment fees	13,938
Increase/(decrease) in accrued expenses and other liabilities	(150,385)

Net cash flow provided by operating activities	38,621,979

Cash Flows Used In Financing Activities:
Increase/(decrease) in notes payable	(26,500,000)
Distributions paid in cash	(9,713,509)
Payments on shares redeemed	(7,998,347)
Proceeds from shares sold	7,955,540

Net cash flow used in financing activities	(36,256,316)

Effect of exchange rate changes on cash	—

Net Increase in Cash	2,365,663

Cash, Cash Equivalents, Foreign Currency and Restricted Cash:
Beginning of period	2,678,571

End of period	5,044,234

End of Period Cash Balances
Cash	1,072,436
Cash Equivalent	3,971,798

End of Period	5,044,234

Supplemental disclosure of cash flow information:
Reinvestment of distributions	1,425,169

Cash paid during the period for interest expense and commitment fees	682,077

See accompanying Notes to Consolidated Financial Statements.	9

CONSOLIDATED FINANCIAL HIGHLIGHTS

NexPoint Diversified Real Estate Trust

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended June 30, 2022 (unaudited)	For the Years Ended June 30,
		2021	2020	2019	2018	2017

Net Asset Value, Beginning of Period	$24.57	$17.32	$21.23	$23.74	$26.02	$25.89

Income from Investment Operations:

Net investment income(a)	1.89	2.02	0.39	0.65	0.75	0.93

Preferred dividend expense	(0.06)	(0.12)	—	—	—	—

Net realized and unrealized gain (loss)	1.45	4.68	(3.05)	0.97	0.83	2.88

Total from Investment Operations	3.28	6.58	(2.66)	1.62	1.58	3.81

Less Distributions Declared to Common Shareholders:

From net investment income	(0.15)	(0.01)	(0.32)	(0.38)	(0.77)	(2.39)

From return of capital	—	(0.59)	(0.93)	(2.02)	(1.63)	(0.01)

Total distributions declared to Common Shareholders	(0.15)	(0.60)	(1.25)	2.40)	(2.40)	(2.40)

Issuance of Common Shares(c)

Shares issued	—	—	—	(1.73)	(1.46)	(1.28)

Capital Share Transactions

Shares issued	—	1.27	—	—	—	—

Net Asset Value, End of period(h)	$27.70	$24.57	$17.32	$21.23	$23.74	$26.02

Market Value, End of period	$10.28	$13.58	$10.52	$17.71	$19.93	$25.29

Market Value Total Return(d)	7.95%	35.18%	(33.42)%	4.76%	(8.93)%	27.31%

Ratios to Average Net Assets / Supplemental Data:

Net Assets, End of Period (000’s)	$1,029,660	$911,208	$790,825	$973,639	$767,711	$592,309

Common Shares Information at End of Period:

Ratios based on average net assets of Common Shares:

Gross operating expenses(e)	2.55%	2.59%	2.54%	3.25%	2.65%	2.58%

Net investment income	15.17%	9.70%	2.18%	2.91%	3.02%	3.69%

Ratios based on average Managed Assets (as defined in Notes 8) of Common Shares:

Gross operating expenses(e)	2.55%	2.15%	2.12%	2.48%	2.14%	2.21%

Net investment loss	15.17%	8.08%	1.82%	2.23%	2.44%	3.16%

Portfolio turnover rate(f)	15%	29%	20%	63%	48%	36%

Average commission rate paid(g)	$0.0326	$0.0129	$0.0217	$0.0029	$0.0263	$0.0286

(a)	Net investment income per share was calculated using average shares outstanding during the period.
(b)	Less than 0.005%.
(c)

Shares issued at a discount to Net Asset Value (“NAV”). The per share impact was derived by computing (A) the number of shares issued times (B) the difference between the net proceeds per share and NAV divided by (C) the total shares outstanding following the share issuance.

(d)	Based on market value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Company’s Dividend Reinvestment Plan.
(e)	Supplemental expense ratios are shown below:
(f)	Excludes in-kind activity
(g)	Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged
(h)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

10	See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)

NexPoint Diversified Real Estate Trust

	For the Six Months Ended June 30, 2022 (unaudited)	For the Years Ended June 30,
		2021	2020	2019	2018		2017

Ratios based on average net assets of Common Shares:

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.55%	2.59%	2.55%	3.25%	2.65%		2.58%

Interest expense and commitment fees	0.65%	0.90%	0.57%	1.22%	0.90%		0.69%

Dividends and fees on securities sold short	—%	—%	0.01%	—%	—	%(c)	—	%(c)

Ratios based on average Managed Assets of Common Shares;

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.25%	2.15%	2.11%	2.48%	2.14%		2.21%

Interest expense and commitment fee	0.57%	0.75%	0.47%	0.93%	0.73%		0.59%

Dividends and fees on securities sold short	—%	—%	0.01%	—%	—	%(c)	—	%(c)

Borrowings at end of period

Aggregate Amount Outstanding	16,000,000	42,500,000	45,000,000	322,977,746	244,107,979		31,933,494

Asset Coverage Per $1,000*	6,540	22,440	18,573.88	3,924.04	4,144.97		19,548.21

Aggregate Amount Outstanding including Preferred Shares*	99,251,723	125,751,723	—	—	—		—

Asset Coverage Per $1,000 including Preferred Shares*	1,138	8,246	—	—	—		—

*	See Note 7 for further details.

See accompanying Notes to Consolidated Financial Statements.	11

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

June 30, 2022	NexPoint Diversified Real Estate Trust

Note 1. Organization

NexPoint Diversified Real Estate Trust (formerly NexPoint Strategic Opportunities Fund) (the “Company”) was a Delaware statutory trust and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) until July 1, 2022, as a non-diversified, closed-end management investment company. This report includes information for the period ended June 30, 2022. The Company trades on the New York Stock Exchange (“NYSE”) under the ticker symbol NXDT. The Company may issue an unlimited number of common shares, par value $0.001 per share (“Common Shares”). The Company commenced operations on June 29, 2006. NexPoint Advisors, L.P. (“NexPoint” or “the Investment Adviser”), an affiliate of Highland Capital Management Fund Advisors, L.P. (“Highland”), is the investment adviser and administrator to the Company.

On November 8, 2021, the Company changed its name from NexPoint Strategic Opportunities Fund to NexPoint Diversified Real Estate Trust.

As of June 30, 2022, the Company was in the process of converting to a diversified real estate investment trust (“REIT”). On August 28, 2020, shareholders approved the conversion proposal and amended the Company’s fundamental investment policies and restrictions to permit the Company to pursue its new business. The Company realigned its portfolio with the intent that it would no longer be an “investment company” under the 1940 Act. On March 31, 2021, the Company filed an initial application with the SEC for an order under the 1940 Act declaring that the Company is no longer an investment company (the “Deregistration Order”). During the SEC’s review process, the Company continued to realign its portfolio consistent with the requirements of a REIT. The Company believes it repositioned its investment portfolio sufficient to achieve REIT tax status and is operating during its 2021 taxable year so that it may qualify for taxation as a REIT.

On July 1, 2022, the SEC issued the Deregistration Order declaring that the Company is no longer an investment company under the 1940 Act. The issuance of the order enables the Company to proceed with full implementation of its new business mandate to operate as a diversified REIT that focuses primarily on investing in various commercial real estate property types and across the capital structure, including but not limited to: equity, mortgage debt, mezzanine debt and preferred equity.

On January 8, 2021, the Company announced the final results of its Exchange Offer, pursuant to which the Company purchased the Company’s Common Shares in exchange for consideration consisting of approximately 20% cash and 80% newly-issued 5.50% Series A Cumulative Preferred Shares, liquidation preference $25.00 per share (“Series A Preferred

Shares”). The Series A Preferred Shares were listed on the New York Stock Exchange (NYSE: NHF PR A) on January 8, 2021. Pursuant to the terms of the Exchange Offer, the Company purchased 8,750,121.132 Common Shares at a price of $12.00 per Common Share, for an aggregate purchase price of approximately $105 million. Upon retirement of the repurchased shares, the net asset value was $152 million, or $17.41 per share.

As part of the Exchange Offer consideration, the Company issued 3,359,593 Series A Preferred Shares, with an aggregate liquidation preference of $83,989,825. The remainder of the Exchange Offer consideration consisted of approximately $21 million in cash. Egan-Jones Ratings Company assigned an investment grade corporate rating of BBB- to the Series A Preferred Shares and a rating of BBB to the Company. Dividends and distributions on the Series A Preferred Shares are cumulative from their original issue date at the annual rate of 5.50% of the $25.00 per share liquidation preference and will be payable quarterly on March 31, June 30, September 30 and December 31 of each year, beginning with the first payment on March 31, 2021.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Company in the preparation of its financial statements.

Basis of Consolidation

The Company consolidates NHF TRS, LLC (the “NHF TRS”), a Delaware wholly owned subsidiary, for financial reporting. NHF TRS is a taxable REIT subsidiary created to hold investments that would otherwise disqualify, or potentially disqualify, electing REIT tax status beginning in 2021 if held directly by the Company. All inter-company accounts and transactions have been eliminated in the consolidation. The Company is the sole shareholder of the NHF TRS, and it is intended that the Company or a subsidiary it wholly owns or controls will remain the sole shareholder and will continue to wholly own and control the NHF TRS. NHF TRS will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures as the Company when viewed on a consolidation.

Use of Estimates

The Company is an investment company that follows the investment company accounting and reporting guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services — Investment Companies applicable to investment companies. The Company’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require the Investment Adviser to make estimates and

12	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	NexPoint Diversified Real Estate Trust

assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases or decreases in net assets from operations during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Company Valuation

The net asset value (“NAV”) of the Company’s common shares is calculated daily on each day that the NYSE is open for business as of the close of the regular trading session on the NYSE, usually 4:00 PM, Eastern Time. The NAV is calculated by dividing the value of the Company’s net assets attributable to common shares by the numbers of common shares outstanding.

Valuation of Investments

The Company’s investments are recorded at fair value. In computing the Company’s net assets attributable to its common shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies and procedures adopted by the Board. Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Company’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Company has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Company’s NAV, will be valued by the Company at fair value, as determined by the Board or its designee in good faith in accordance with policies and procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Company’s NAV will reflect the affected portfolio securities’ fair value as determined by Board or its designee in good faith as described above instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Company’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Company. The NAV shown in the Company’s financial statements may vary from the NAV published by the Company as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Deferred Financing Costs on the Preferred Stock

Deferred financing costs on the preferred shares consist of fees and expenses incurred in connection with the closing of the preferred stock offerings, and are capitalized at the time of payment. Based on ASC 480-10-S99, preferred stock that, by its terms, is contingently redeemable upon the occurrence of an event that is outside of the issuer’s control should be classified as mezzanine equity; therefore, these costs are only amortized once it is probable the shares will become redeemable. As of June 30, 2022, the Company is compliant with all contingent redemption provisions of the preferred offering, therefore the financing costs are currently unamortized until probable. Deferred financing costs of $738,102 are presented net with the mezzanine equity on the Consolidated Statement of Assets and Liabilities.

Issuer	Shares at December 31, 2021	Beginning Value as of December 31, 2021	Issuance Net Liquidation Value	Deferred Issuance Costs	Paydowns	Balance net of Deferred Financing Costs at June 30, 2022	Shares at June 30, 2022
Cumulative preferred shares (series A)	3,359,953	$83,251,723	$83,989,825	$738,102	$—	$83,251,723	3,359,593

Semi-Annual Report	13

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	NexPoint Diversified Real Estate Trust

Fair Value Measurements

The Company has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Company’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Company has access at the date of measurement;

Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Company has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.The Company no longer requires the Pricing Committee in connection with its deregistration as an investment company under the 1940 Act.

As of June 30, 2022, the Company’s investments consisted of senior loans, repurchase agreement, collateralized loan obligations, corporate bonds and notes, foreign bonds and notes, sovereign bonds, common stocks, preferred stocks, warrants, LLC Interests, cash equivalents and securities sold short. The fair value of the Company’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds, and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Senior loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Company’s common stocks, preferred stocks, exchange-traded funds, other registered investment companies and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. The Company’s real estate investments include equity interests in limited liability companies and equity issued by REITs that invest in commercial real estate. The fair value of real estate investments that are not actively traded on national exchanges are based on internal models developed by the Investment Adviser. The significant inputs to the models include cash flow projections for the underlying properties, capitalization rates and appraisals performed by independent valuation firms. These inputs are not readily observable, and the Company has classified the investments as Level 3 assets. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may

14	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	NexPoint Diversified Real Estate Trust

fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the

Company may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Company’s assets and liabilities as of June 30, 2022 is as follows:

	Total value at June 30, 2022 ($)	Level 1 Quoted Price ($)	Level 2 Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)
NexPoint Diversified Real Estate Trust
Assets
Common Stock
Energy	$1,349,893	$1,349,893	$—	$—
Financial	68,719,251	—	—	68,719,251
Gaming/Leisure	3,981,622	—	—	3,981,622
Healthcare	2,344,181	2,344,181	—	—
Industrials	1,754,629	—	—	1,754,629
Materials	325,120	325,120	—	—
Real Estate	241,707,406	18,427,151	—	223,280,255
Real Estate Investment Trust	695,562,778	—	—	695,562,778
Utilities	1,006,193	1,006,193	—	—
Preferred Stock
Financial	52,454,358	—	—	52,454,358
U.S. Senior Loans
Gaming/Leisure	10,743,893	—	—	10,743,893
Real Estate	30,000,000	—	—	30,000,000
Utilities	96,946	—	—	96,946
LLC Interest	18,545,440	—	—	18,545,440
Collateralized Loan Obligations	608,091	—	562,500	45,591
Warrants
Energy	305,325	—	305,325	—
Sovereign Bonds	17,411	—	17,411	—
Corporate Bonds & Notes
Communication Services	63,837	—	63,837	—
Real Estate	—	—	—	—
Foreign Corporate Bonds & Notes
Healthcare	—	—	—	—
Netherlands	—	—	—	—
Cash Equivalents	3,971,798	3,971,798	—	—

Total Assets	1,133,558,172	27,424,336	949,073	1,105,184,763

Total	$1,133,558,172	$27,424,336	$949,073	$1,105,184,763

(1)	This category includes securities with a value of zero.

Amounts designated as “—” are $0.

Semi-Annual Report	15

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	NexPoint Diversified Real Estate Trust

The table below sets forth a summary of changes in the Company’s Level 3 assets (assets measured at fair value using significant unobservable inputs) for the period ended June 30, 2022.

	Balance as of December 31, 2021	Transfers into Level 3	Transfers out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains/ Losses	Change in Unrealized Gains/ (Losses)	Net Purchases	Net (Sales)	Distribution to Return of Capital	Balance as of June 30, 2022	Change in Unrealized Appreciation (Depreciation) from Investments at June 30, 2022
NexPoint Diversified Real Estate Trust
U.S. Senior Loan
Gaming/Leisure	$13,414,012	$—	$—	$—	$—	$(621,183)	$—	$(2,048,936)	$—	$10,743,893	$(621,183)
Real Estate	—	—	—	—	—	—	30,000,000	—	—	30,000,000	—
Utilities	92,791	—	—	—	—	4,155	—	—	—	96,946	4,155
Preferred Stock
Financial	49,871,930	21,166,327	—	—	—	9,833,161	—	—	(28,417,060)	52,454,358	9,833,161
LLC Interest
Real Estate	71,294,800	—	—	—	—	1,494,893	11,311,792	(65,556,045)	—	18,545,440	(67,757)
Collateralized Loan Obligation	3,105,250	—	—	37	(1,905,335)	1,246,889	—	(2,401,250)	—	45,591	(377,446)
Common Stock
Financial	58,240,347	—	—	—	—	9,873,434	3,855,470	—	(3,250,000)	68,719,251	9,873,433
Gaming/Leisure	2,552,497	—	—	—	—	1,429,125	—	—	—	3,981,622	1,429,125
Industrials	1,667,568	—	—	—	—	87,061	—	—	—	1,754,629	87,061
Real Estate	166,267,400	—	—	—	—	16,555,510	47,669,157	—	(7,211,812)	223,280,255	16,555,509
Real Estate
Investment
Trust	553,388,370	—	—	—	—	60,713,470	84,630,095	—	(3,169,157)	695,562,778	60,713,469
Utilities	—	—	—	—	—	—	—	—	—	—	—
Foreign Corporate Bonds & Notes
Netherlands	—	—	—	—	—	—	—	—	—	—	—

Total	$919,894,965	$21,166,327	$—	$37	$(1,905,335)	$100,616,515	$177,466,514	$(70,006,231)	$(42,048,029)	$1,105,184,763	$97,429,527

(1)	This category includes securities with a value of zero.

Amounts designated as “—” are $0.

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates without observable inputs and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

For the period ended June 30, 2022, there were two U.S. Senior Loan positions, one Preferred Stock position, and one Common Stock position that transferred in to Level 3. There was one Preferred Stock position that transferred out of Level 3. Determination of fair value is uncertain because it involves subjective judgments and estimates that are unobservable.

16	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	NexPoint Diversified Real Estate Trust

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at June 30, 2022	Valuation Technique	Unobservable Inputs	Range Input Value(s) (Average Input Value)
Common Stock	$993,298,535	Multiples Analysis	Unadjusted Price/MHz-PoP	$0.09 - $0.95 ($0.52)
			Multiple of EBITDA	2.75x - 3.75x (3.25x)
			NAV / sh multiple	0.75x - 1.00x (0.875x)
			Value per Acre Multiple	$1,600 - $1,800 ($1,700)
		Discounted Cash Flow	Discount Rate	6.0% - 30.0% (11.53%)
		Transaction Indication of Value	Enterprise Value ($mm)	$841.00
			Offer Price per Share	$1.10
		Direct Capitalization Method	Capitalization Rates	5.25% - 9.25% (7.88%)
		Net Asset Value	N/A	N/A
		NAV Approach	Discount Rate	10%
Preferred Stock	52,454,358	Third Party Indication of Value	Broker Quote	Various
LLC Interest	18,545,440	Discounted Cash Flow	Discount Rate	1.49% - 5.43% (3.46%)
		Net Asset Value	N/A	N/A
U.S. Senior Loans	40,840,839	Discounted Cash Flow	Discount Rate	9.25% - 15.50% (11.92%)
		Transaction Indication of Value	Net purchase price ($mm)	$6.36
		Third Party Indication of Value	Broker Quote	Various
Collateralized Loan Obligation	45,591	Third Party Indication of Value	Broker Quote	Various

Total	$1,105,184,763

In addition to the unobservable inputs utilized for various valuation methodologies, the Company frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Company assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology ranged from as low as 25% to as high as 75% as of June 30, 2022. The selection of weightings is an inherently subjective process, dependent on professional judgement. These selections may have a material impact to the concluded fair value for such holdings.

The significant unobservable inputs used in the fair value measurement of the Company’s U.S. Senior Loans are the discount rate, net purchase price, and broker quote. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable input used in the fair value measurement of the Company’s LLC interests is the discount rate. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement. The significant unobservable input used in the fair value measurement of the Company’s Preferred Stock and Collateralized Loan Obligations is the broker quote. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Company’s common stock are the price/MHz-PoP multiple, EBITDA multiple, NAV per share multiple, value per acre multiple, discount rate, enterprise value, offer price per share, and capitalization rates. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. Generally, a change in the assumption used for the risk discount is accompanied by a directionally opposite change in the assumption for the price/MHz-PoP multiple.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is verified. Interest income and PIK are recorded on the accrual basis.

Accretion of discount on taxable bonds and loans are computed to the maturity date, while amortization of premium

Semi-Annual Report	17

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	NexPoint Diversified Real Estate Trust

on taxable bonds and loans is computed on the earliest call date, both using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Company’s understanding of the applicable country’s tax rules and rates.

Return of Capital Reclassification

Adjustment to income associated with return of capital from income received in prior period. Information related to these adjustments was not received until after the finalization of the prior period financial statements.

U.S. Federal Income Tax Status

The Company is treated as a separate taxpayer for U.S. federal income tax purposes. The Company intends to elect taxation as a “real estate investment trust” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended, for the taxable year ended December 31, 2021 and expects to distribute substantially all of its taxable income and gains, if any, for the tax year, and as such does not expect to be subject to U.S. federal income taxes. In addition, the Company intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Company should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded for the Company. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the year ended December 31, 2021, there were none.

The NHF TRS prepares an income tax provision. As of December 31, 2021, significant components of the NHF TRS’s net deferred tax assets and liabilities were as follows:

Total
Net unrealized losses (gains) on investments	$30,665,652
Net operating loss carryforward	87,981
Capital loss carryforward	2,230,905
Temporary Book-Tax Differences	(14,065,201)

Total deferred tax assets	18,919,337
Valuation allowance	(18,919,337)

Total DTA, net of valuation allowance	$—

As of December 31, 2021, the NHF TRS has tax attributes that carryforward for varying periods. The NHF TRS has a federal net operating loss carryforward of $441,528 as of January 1, 2021 which is expected to be utilized entirely in 2021 to offset taxable income. The NHF TRS has a capital loss carryforward of $257,076 for capital losses incurred in 2020, which will expire after December 31, 2025 if not utilized. The NHF TRS is estimated to have a capital loss carryforward as of December 31, 2021 of $2,099,042 which includes an estimated $1,841,966 net capital loss generated in 2021. The estimated $1,841,966 of capital losses generated in 2021 will expire after December 31, 2026 if not utilized. The net capital loss generally can be carried forward five years to offset any capital gains realized during those years. The NHF TRS has recorded a full valuation allowance in connection with the federal deferred tax assets. Management believes it is more likely than not that the tax benefits will not be recognized for the valuation allowance established. In the event a capital loss or net operating loss carryforward cannot be utilized within the carryforward periods, the NHF TRS’s U.S. federal income tax liability may be higher than expected, which will result in less cash available to distribute to shareholders. The NHF TRS periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence and the criteria for whether it is more likely than not that the asset would be utilized under ASC 740. The NHF TRS expects to be taxed at a rate of 21%. For the tax year ending December 31, 2021, the NHF TRS is currently expected to incur a federal income tax liability of $947,933.

The Investment Adviser has analyzed the Company’s tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Company’s financial statements. The Company’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Company is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Company plans to pay distributions from net investment income monthly and net realized capital gains annually to common shareholders. To permit the Company to maintain more stable monthly distributions and annual distributions, the Company may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. In certain years, this practice may result in the Company distributing, during a particular taxable year, amounts in excess of the amount of income and gains earned therein. Such distributions would result in a portion of each distribution occurring in that year to be treated as a return of capital to shareholders. Prior to the Company’s deregistration as an investment company under the 1940 Act on July 1, 2022, shareholders of the Company will automati-

18	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	NexPoint Diversified Real Estate Trust

cally have all distributions reinvested in Common Shares of the Company issued by the Company in accordance with the Company’s Dividend Reinvestment Plan (the “Plan”) unless an election is made to receive cash. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the NAV per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the NYSE on the Declaration Date. Participants in the Plan requesting a sale of securities through the plan agent of the Plan are subject to a sales fee and a brokerage commission.

In connection with deregistration as an investment company, effective July 1, 2022, the Company terminated the Plan and therefore there are no automatic reinvestment of dividends beginning on that date through the Plan. The Company’s transfer agent has and unaffiliated brokers are expected to have unaffiliated reinvestment plans available for participation by the Company’s shareholders.

Consolidated Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Consolidated Statement of Cash Flows. The cash amount shown in the Consolidated Statement of Cash Flows is the amount included within the Company’s Consolidated Statement of Assets and Liabilities and includes cash on hand at its custodian bank and/or sub-custodian bank(s) and investments in money market funds deemed to be cash equivalents, and restricted cash posted as collateral in a segregated account or with broker-dealers.

Cash and Cash Equivalents

The Company considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Company also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Company expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates fair value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report. These balances may exceed the federally insured limits under the Federal Deposit Insurance Corporation (“FDIC”).

Foreign Currency

Accounting records of the Company are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM

London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Company may sell securities short. A security sold short is a transaction in which the Company sells a security it does not own in anticipation that the market price of that security will decline. When the Company sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Company may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, a Company may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investment Portfolio for the Company. Cash held as collateral for securities sold short is classified as restricted cash on the Consolidated Statement of Assets and Liabilities, as applicable. No restricted cash was held with the broker for the Company as of June 30, 2022.

When securities are sold short, the Company intends to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Adviser believes possess volatility characteristics similar to those being hedged. In addition, the Company may use short sales for non-hedging purposes to pursue its investment objective. Subject to the requirements of the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), the Company will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Company exceeds 25% of the value of its total assets. The Company may make short sales “against the box” without respect to such limitations.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up

Semi-Annual Report	19

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	NexPoint Diversified Real Estate Trust

fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are non-recurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Conversion Costs

In conjunction with the shareholder proposal to convert the Company from a closed-end fund to a REIT (see Note 1), the Company has incurred legal fees and other fees in preparation of this conversion. These conversion costs include both actual and estimated fees, and are included in the Consolidated Statement of Operations as conversion fees.

Note 3. Derivative Transactions

The Company is subject to interest rate risk in the normal course of pursuing its investment objectives. The Company enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Options

The Company may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Company may hold options, write option contracts, or both.

If an option written by the Company expires unexercised, the Company realizes on the expiration date a capital gain equal to the premium received by the Company at the time the option was written. If an option purchased by the Company expires unexercised, the Company realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be affected when the Company desires. The Company will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. The

Company will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

Reverse Repurchase Agreements

The Company may engage in reverse repurchase agreement transactions with respect to instruments that are consistent with the Company’s investment objective or policies. The Company did not hold any reverse repurchase agreements at June 30, 2022.

Additional Derivative Information

The Company is required to disclose; a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Company related to the derivatives. The Company did not have any derivative activity during the year.

Note 4. Securities Lending

Effective January, 7, 2020, the Investment Adviser entered into a securities lending agreement with The Bank of New York Mellon (“BNY” or the “Lending Agent”). Securities lending transactions are entered into by the Company under the Securities Lending Agreement, (“SLA”) which permits the Company, under certain circumstances such as an event of default, to offset amounts payable by the Company to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Company.

The Company could seek additional income by making secured loans of its portfolio securities through its custodian. Such loans would be in an amount not greater than one-third of the value of the Company’s total assets. BNY would charge a Company fees based on a percentage of the securities lending income.

The market value of the loaned securities is determined at the close of each business day of the Company and any additional required collateral is delivered to the Company, or excess collateral is returned by the Company, on the next business day.

The Company would receive collateral consisting of cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned

20	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	NexPoint Diversified Real Estate Trust

securities and thereafter maintained at a value of 100% of the market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower would pay the Company a loan premium fee. If the collateral consists of cash, BNY reinvests the cash. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Company would recall the loaned securities upon reasonable notice in order that the securities could be voted by the Company if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Company also could call such loans in order to sell the securities involved.

Securities lending transactions were entered into pursuant to SLA, which would provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaulted, the Company, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Company can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, each Company benefits from a borrower default indemnity provided by BNY. BNY’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These differences include (but are not limited to) the consolidation of certain investments, certain investments organized as partnerships for tax purposes, investments organized as passive foreign investment companies for tax purposes, foreign taxes, investments in futures, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions. Reclassifications are made to the Company’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on the NAV of the Company.

For the year ended December 31, 2021, permanent differences chiefly resulting from return of capital, partnerships, conversion and tax election adjustments were identified and reclassified among the components of the Company’s net assets as follows:

Paid-in Capital	Total Distributable Earnings (Loss)
$(143,876,905)	$143,876,905

For the year ended December 31, 2021, the Company’s most recent tax year end, components of distributable earnings on a tax basis are as follows:

Undistributable Investment Income	Accumulated Capital and Other Losses	Net Tax Appreciation / (Depreciation)
$—	$(171,873,594)	$169,161,815

For the year ended December 31, 2021, the Company had capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Code and regulations promulgated thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would not be reflected in the Company’s taxable income.

Capital Loss Carryover
5-Year Expiration Short Term	$—
5-Year Expiration Long Term	124,533,242

Total	$124,533,242

The tax character of distributions paid during the years ended December 31, 2021 and December 31, 2020 (unless otherwise indicated) is as follows:

Distributions Paid From:	2021	2020
Ordinary Income(1)	$434,869	$14,413,750
Return of Capital	21,765,798	42,706,352

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation (depreciation) at June 30 2022, based on cost of investments, short sales and foreign currency transactions for U.S. federal income tax purposes is:

Gross Appreciation	Gross Depreciation	Net Appreciation / (Depreciation)(1)	Cost
$209,545,046	$(244,296,532)	$(34,751,486)	$1,168,309,658

(1)

Any differences between book-basis and tax-basis net unrealized appreciation (depreciation) are primarily due to differences in consolidation of NHF TRS, LLC, and differences in NexPoint Real Estate Opportunities, LLC activity between book and tax. Additional book-tax differences are due to wash sales, non-taxable dividends, and partnership and REIT basis adjustments.

Semi-Annual Report	21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	NexPoint Diversified Real Estate Trust

Note 6. Credit Agreements and Reverse Repurchase Agreement

Repurchase Agreement with Mizuho Securities

On September 25, 2018, the Company entered into an agreement with Mizuho Securities USA LLC (“Mizuho Securities”) under which it may from time to time enter into reverse repurchase transactions pursuant to the terms of a master repurchase agreement and related annexes (collectively the “Repurchase Agreement”). A reverse repurchase transaction is a repurchase transaction in which the Company is the seller of securities or other assets and agrees to repurchase them at a date certain or on demand. Pursuant to the Repurchase Agreement, the Company may agree to sell securities or other assets to Mizuho Securities for an agreed upon price (the “Purchase Price”), with a simultaneous agreement to repurchase such securities or other assets from Mizuho Securities for the Purchase Price plus a price differential that is economically similar to interest. The price differential is negotiated for each transaction. This creates leverage for the Company because the cash received can be used to purchase other securities. At June 30, 2022, the Company’s outstanding balance on the Mizuho Securities was $0. The Company did not enter into any Repurchase Agreements during the year.

Revolving Credit Agreement with KeyBank

On August 14, 2018, the Company, together with its wholly owned REIT subsidiaries, entered into an amended and restated revolving credit agreement (the “Revolving Credit Agreement”) with KeyBank, National Association (“KeyBank”) whereby KeyBank agreed to loan the Company up to $75,000,000 until September 13, 2018, and $60,000,000 after September 14, 2018, with interest paid at a rate of LIBOR + 2.00%. The Company paid a commitment fee of $375,000 to KeyBank as a condition to closing.

On February 7, 2020, the Company amended the Revolving Credit Agreement to reduce the aggregate Commitments to $45,000,000.

On December 31, 2021, the Company entered into a waiver to the Revolving Credit Agreement pursuant to which KeyBank agreed to update the maturity date of the Revolving Credit Agreement to March 31, 2022, subject to extensions. The interest is paid at a rate of LIBOR + 2.00%.

As of May 13, 2022, this Revolving Credit Agreement was terminated with KeyBank. For the period ended June 30, 2022, the average daily note balance was $16,169,173 at a weighted average interest rate of 2.11%, excluding any commitment fee. The maximum borrowed amount during the year was $22,500,000. With respect to the note balance, interest expense of $124,803 and uncommitted balance fee of $0 are included in interest expense and commitment fees in the Consolidated Statement of Operations.

Credit Agreement with Raymond James

On January 8, 2021, the Company entered into a short-term credit agreement (the “Credit Agreement”) with Raymond James Bank, N.A. (“Raymond James”) whereby Raymond James agreed to loan the Company up to $30,000,000 until July 8, 2021, with interest paid at a rate of LIBOR + 3.50%. The Company paid a commitment fee of $600,000 to Raymond James as a condition to closing.

On September 30, 2021, the Company entered into a waiver and amendment to the Credit Agreement and to update the maximum amount to $20,000,000 and the maturity to March 6, 2022.

As of December 31, 2021, the carrying value of the Credit Agreement was $20,000,000. The fair value of the outstanding Revolving Credit Agreement is estimated to be $22,205,734 and would be categorized as Level 3 within the fair value hierarchy. The fair value was estimated based on discounting the cash flows owed using a discount rate of 0.50% over the 90-day risk free rate.

For the period ended June 30, 2022, the average daily note balance was $18,607,735 at a weighted average interest rate of 3.61%, excluding any commitment fee. The maximum borrowed amount during the year was $20,000,000. With respect to the note balance, interest expense of $430,589 and uncommitted balance fee of $0 are included in interest expense and commitment fees in the Consolidated Statement of Operations. Various real estate investments of the subsidiaries are pledged as collateral for the Credit Agreement.

Note 7. Asset Coverage

The Company is required to maintain 300% asset coverage with respect to amounts outstanding (excluding short-term borrowings) under its various leverage facilities. Additionally, the Company is required to maintain 200% asset coverage with respect to the preferred share issuance as well as its various leverage facilities. Asset coverage is calculated by subtracting the Company’s total liabilities, not including any amount representing bank borrowings and senior securities, from the Company’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of

22	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	NexPoint Diversified Real Estate Trust

the dates indicated below, the Company’s debt outstanding and asset coverage was as follows:

Date	Amount Outstanding Excluding Preferred Shares		% of Asset Coverage of Indebt- edness Excluding Preferred Shares		Amount Outstanding Including Preferred Shares	% of Asset Coverage of Indebt- edness Including Preferred Shares
12/31/2021	$57,500,000	(4)	1,637.3	%(4)	$3,359,593	728	%(4)
12/31/2020	45,000,000		1,858.3		N/A	N/A
12/31/2019	332,977,746	(3)	392.4	(3)	N/A	N/A
12/31/2018	244,107,979	(3)	414.5	(3)	N/A	N/A
12/31/2017	31,933,494		1,954.8		N/A	N/A
12/31/2016	124,983,081		431.9		N/A	N/A
12/31/2015	186,625,315	(1)	296.2	(1)(2)	N/A	N/A
12/31/2014	385,336,455		323.0		N/A	N/A
12/31/2013	318,500,000		327.5		N/A	N/A
12/31/2012	225,000,000		311.7		N/A	N/A
12/31/2011	173,000,000		356.1		N/A	N/A

(1)	Excludes borrowings of $29,300,000 deemed to be short-term in nature.
(2)

The Company closes its net asset value daily, and using asset prices available at the time of the December 31, 2015 NAV close, the Company calculated asset coverage of greater than 300%. The Company received updated prices for certain instruments in January that were used for financial reporting purposes as part of this report. These updated prices pushed the percentage of asset coverage down to 296.2%. As of February 4, 2016, the date that the Company declared the February monthly dividend, the percentage of asset coverage was over 300%.

(3)

The KeyBank Bridge Agreement referenced in Note 6 is shared with two subsidiaries, of which the Company acts as a guarantor for the agreement. As such, an additional $4.6mm of the subsidiaries borrowings on the KeyBank Bridge Agreement is reflected in the asset coverage table for a comprehensive view of the Asset Coverage of Indebtedness percentage.

(4)

The Raymond James Credit Agreement referenced in Note 6 is shared with one subsidiary (NREO), of which the Company acts as a guarantor for the agreement. As such, an additional $15mm of the subsidiaries’ borrowings on the Raymond James Credit Agreement is reflected in the asset coverage table for a comprehensive view of the Asset Coverage of Indebtedness percentage.

Note 8. Investment Advisory, Administration and Trustee Fees

Investment Advisory Fee

Prior to the Company’s deregistration as an investment company under the 1940 Act, the Investment Adviser to the Company received an annual fee, paid monthly, in an amount equal to 1.00% of the average weekly value of the Company’s Managed Assets. The Company’s “Managed Assets” is an amount equal to the total assets of the Company, including any form of leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other preference securities,

(iii) the reinvestment of collateral received for securities loaned in accordance with the Company’s investment objectives and policies, and/or (iv) any other means. On occasion, the Investment Adviser voluntarily waives additional fees to the extent assets are invested in certain affiliated investments. The Company entered into a replacement agreement with an affiliate of the Investment Adviser in connection with deregistration as an investment company under the 1940 Act, details of which are disclosed in the Company’s Form 8-K, filed with the SEC on July 1, 2022.

Administration Fee

Prior to the Company’s deregistration as an investment company under the 1940 Act, the Investment Adviser provided administrative services to the Company. For its services, the Investment Adviser receives an annual fee, payable monthly, in an amount equal to 0.20% of the average weekly value of the Company’s Managed Assets. The Company entered into a replacement agreement with an affiliate of the Investment Adviser in connection with deregistration as an investment company under the 1940 Act, details of which are disclosed in the Company’s Form 8-K, filed with the SEC on July 1, 2022. Under a separate sub-administration agreement, the Investment Adviser has delegated certain administrative functions to SEI Global Funds Services (“SEI”). The Investment Adviser pays SEI directly for these sub-administration services.

Fees Paid to Officers and Trustees

Prior to the Company’s deregistration as an investment company under the 1940 Act, each Trustee who oversees all of the funds in the Fund Complex received an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Fund Complex based on relative net assets. The annual retainer for a Trustee who does not oversee all of the funds in the Fund Complex is prorated based on the portion of the $150,000 annual retainer allocable to the funds overseen by such Trustee. The “Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act as of the date of this report. The Company adopted a replacement compensation policy for non-management Trustees in connection with its deregistration as an investment company under the 1940 Act, and disclosed the same in its Form 8-K, filed the SEC on July 1, 2022.

The Company pays no compensation to its officers, all of whom are employees of the Investment Adviser or one of its affiliates.

Semi-Annual Report	23

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	NexPoint Diversified Real Estate Trust

Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings.

Other than as set forth in the replacement compensation policy for non-management Trustees adopted July 1, 2022, the Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee Meetings. The Trustees do not have any pension or retirement plan.

Other Matters

NexPoint has entered into a Services Agreement (the “Services Agreement”) with Skyview Group (“Skyview”), effective February 25, 2021, pursuant to which NexPoint will receive administrative and operational support services to enable it to provide the required advisory services to the Company. The Investment Adviser, and not the Company, will compensate all Investment Adviser and Skyview personnel who provide services to the Company.

Indemnification

Under the Company’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Company may enter into contracts with service providers that contain a variety of indemnification clauses. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Company and, therefore, cannot be estimated.

Note 9. Disclosure of Significant Risks and Contingencies

The Company’s investments expose the Company to various risks, certain of which are discussed below. Please refer to the Company’s prospectus and statement of additional information for a full listing of risks associated with the Company’s investments.

Counterparty Risk

Counterparty risk is the potential loss the Company may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty risk is measured as the loss the Company would record if its counterparties failed to perform pursuant to the terms of their obligations to the Company. Because the Company may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, the Company may be exposed to the credit risk of their counterparties. To limit the counterparty risk associated with such transactions, the Company conducts business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.

Covenant-Lite Loans Risk

Loans in which the Company invests include covenant-lite loans, which carry more risk to the lender than traditional loans as they may contain fewer or less restrictive covenants on the borrower than traditionally included in loan documentation or may contain other borrower friendly characteristics. The Company may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant-lite loans and debt securities than its holdings of loans or securities with the usual covenants.

Emerging Markets Risk

Any investments in Emerging Market Countries (countries in which the capital markets are developing) may involve greater risks than investments in more developed markets and the prices of such investments may be more volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Company’s investments and the income they generate, as well as the Company’s ability to repatriate such amounts.

Equity Securities Risk

The risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

Illiquid and Restricted Securities Risk

Certain investments made by the Company may be illiquid, and consequently the Company may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Company. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Company’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability. Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Company, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at a Company’s expense, the Company’s expenses would be increased. A high percentage of illiquid

24	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	NexPoint Diversified Real Estate Trust

securities in a Company creates a risk that such a Company may not be able to redeem its shares without causing significant dilution to remaining shareholders.

Interest Rate Risk

The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Company can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A Company with a longer average portfolio duration will be more sensitive to changes in interest rates than a Company with a shorter average portfolio duration.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most liquid US LIBOR maturities on June 30, 2023. It is expected that market participants will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication date. Additionally, although regulators have encouraged the development and adoption of alternative rates, such as the Secured Overnight Financing Rate (“SOFR”), the future utilization of LIBOR or of any particular replacement rate remains uncertain.

Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation dates, the impact on certain debt securities, derivatives and other financial instruments remains uncertain. It is expected that market participants will adopt alternative rates such as SOFR or otherwise amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. Further, uncertainty and risk remain regarding the willingness and ability of issuers and lenders to include alternative rates and revised provisions in new and existing contracts or instruments. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. While the transition process away from LIBOR has become increasingly well-defined in advance of the expected LIBOR cessation dates, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. Furthermore, the risks associated with the cessation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to alternative reference rates is not completed in a timely manner. Certain proposed replacement rates to LIBOR, such as SOFR, which is a broad measure of secured overnight US Treasury repo rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR will need to be made to accommodate the differences. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate and these effects could be experienced until the permanent cessation of the majority of U.S. LIBOR rates in 2023. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.

Leverage Risk

The Company may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Company purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Company’s use of leverage would result in a lower rate of return than if the Company were not leveraged.

Management Risk

The risk associated with the fact that the Company relies on the Investment Adviser’s ability to achieve its investment objective. The Investment Adviser may be incorrect in its assessment of the intrinsic value of the companies whose securities the Company holds, which may result in a decline in the value of fund shares and failure to achieve its investment objective.

Pandemics and Associated Economic Disruption

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	NexPoint Diversified Real Estate Trust

subsequently spread globally (“COVID-19”). This coronavirus has and may continue to result in and may continue to result in the closing of borders, enhanced health screenings, distributions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general anxiety and economic uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks of disease, such as the coronavirus, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the global economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, and impact the Company’s ability to complete repurchase requests. Any such impact could adversely affect the Company’s performance, the performance of the securities in which the Company invests, lines of credit available to the Company and may lead to losses on your investment in the Company. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

The United States responded to the coronavirus pandemic and resulting economic distress with fiscal and monetary stimulus packages, including the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) passed in late March 2020. The CARES ACT provides for over $2.2 trillion in resources to small businesses, state and local governments, and individuals adversely impacted by the COVID-19 pandemic. In late December 2020, the government also passed a spending bill that included $900 billion in stimulus relief for the COVID-19 pandemic. Further, in March 2021, the government passed the American Rescue Plan Act of 2021, a $1.9 trillion stimulus bill to accelerate the United States’ recovery from the economic and health effects of the COVID-19 pandemic. In addition, in mid-March 2020, the U.S. Federal Reserve (the “Fed”) cut interest rates to historically low levels and announced a new round of quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, which added $1.5 trillion of liquidity to the banking system; establishing swap lines with other major central banks to provide dollar funding; establishing a program to support money market funds; easing various bank capital buffers; providing funding backstops for businesses to provide bridging loans for up to four years; and providing funding to help credit flow in asset-backed securities markets. In addition, the Fed extended credit to small- and medium-sized businesses. As the Fed “tapers” or reduces the amount of securities it purchases pursuant to quantitative easing, and/or if the Fed raises the federal funds rate, there is a risk that interest rates will rise, which could expose fixed-income and related markets to heightened volatility and could cause the value of the Company’s investments, and the Company’s NAV, to decline, potentially suddenly and significantly. There is no assurance that the U.S. government’s support in response to COVID-19 economic distress will offset the adverse impact to securities in which the Company may invest and future governmental support is not guaranteed.

Preferred Share Risk

The risk associated with the issuance of preferred shares to leverage the common shares. When preferred shares are issued, the NAV and market value of the common shares become more volatile, and the yield to the holders of common shares will tend to fluctuate with changes in the shorter-term dividend rates on the preferred shares. The Company will pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares, including higher advisory fees. Accordingly, the issuance of preferred shares may not result in a higher yield or return to the holders of the common shares. If the dividend rate and other costs of the preferred shares approach the net rate of return on the Company’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate and other costs of the preferred shares exceed the net rate of return on the Company’s investment portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Company had not issued preferred shares.

Preferred Stock Risk

Preferred stock, which may include preferred stock in real estate transactions, represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of creditors and owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking Company provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s

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June 30, 2022	NexPoint Diversified Real Estate Trust

price when interest rates decline. Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer’s board. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.

Real Estate Industry Risk

Issuers principally engaged in real estate industry, including real estate investment trusts, may be subject to risks similar to the risks associated with the direct ownership of real estate, including: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage.

REIT-Specific Risk

Real estate investments are subject to various risk factors. Generally, real estate investments could be adversely affected by a recession or general economic downturn where the properties are located. Real estate investment performance is also subject to the success that a particular property manager has in managing the property.

Risks Associated with Options on Securities

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.

When the Company writes a covered call option, the Company forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security in exchange for the strike price.

When the Company writes a covered put option, the Company bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Company could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Company received when it wrote the option. While the Company’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Company risks a loss equal to the entire exercise price of the option minus the put premium.

Risks of Investing in Obligations of Stressed, Distressed and Bankrupt Issuers

The Company may invest in companies that are troubled, in distress or bankrupt. As such, they are subject to a multitude of legal, industry, market, environmental and governmental forces that make analysis of these companies inherently difficult. Further, the Investment Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for the Company. There can be no assurance that any of these sources will prove credible, or that the resulting analysis will produce accurate conclusions.

Risks of Investing in Senior Loans

The risk that the issuer of a senior may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of the senior loan or reduce the Company’s returns. The risks associated with senior loans are similar to the risks of high yield debt securities. Senior loans and other debt securities are also subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, senior loans may not mitigate price declines in a long-term interest rate environment. The Company’s investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers.

Risks of Non-Diversification and Other Focused Strategies

While the Investment Adviser invests in a number of fixed income and equity instruments issued by different issuers and employs multiple investment strategies with respect to the Company’s investment portfolio, it is possible that a significant amount of the Company’s investments could be invested in the instruments of only a few companies or other issuers or that at any particular point in time one investment strategy could be more heavily weighted than the others.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	NexPoint Diversified Real Estate Trust

The focus of the Company’s investment portfolio in any one issuer would subject the Trust to a greater degree of risk with respect to defaults by such issuer or other adverse events affecting that issuer, and the focus of the portfolio in any one industry or group of industries would subject the Company to a greater degree of risk with respect to economic downturns relating to such industry or industries. The focus of the Company’s investment portfolio in any one investment strategy would subject the Company to a greater degree of risk than if the Company’s investment portfolio were varied in its investments with respect to several investment strategies.

Reverse Repurchase Agreement Risk

The Company may enter into reverse repurchase transactions with BNP Securities or other banks and securities dealers. A reverse repurchase transaction is a repurchase transaction in which the Company is the seller of, rather than the investor in, securities or other assets and agrees to repurchase them at a date certain or on demand. Use of a reverse repurchase transaction may be preferable to a regular sale and later repurchase of securities or other assets because it avoids certain market risks and transaction costs. Reverse repurchase transactions involve the risk that the market value of securities and/or other assets purchased by the Company with the proceeds received by the Company in connection with such reverse repurchase transactions may decline below the market value of the securities the Company is obligated to repurchase under such reverse repurchase transactions. They also involve the risk that the counterparty liquidates the securities delivered to it by the Company under the reverse repurchase agreement following the occurrence of an event of default under the reverse repurchase agreement by the Company. At the time when the Company enters into a reverse repurchase transactions, liquid securities (cash, U.S. Government securities or other debt obligations) of the Company having a value at least as great as the Purchase Price of the securities to be purchased will be segregated on the books of the Company throughout the period of the obligation. The use of these investment strategies may increase net asset value fluctuation.

Securities Lending Risk

The Company may make secured loans of its portfolio securities. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Company and will adversely affect performance. Also, there may be delays in recovery of securities loaned, losses in the investment of collateral, and loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

Senior Loans Risk

The Company’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. As with any debt instrument, Senior Loans are generally subject to the risk of price declines and to increases in interest rates, particularly long term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, senior Loans may not mitigate price declines in a rising long term interest rate environment. The secondary market for loans is generally less liquid than the market for higher grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Company could sell a loan, and could adversely affect the Company’s income. The volume and frequency of secondary market trading in such loans varies significantly over time and among loans. Although Senior Loans in which the Company will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower’s obligation in the event of a default or that such collateral could be readily liquidated.

LIBOR is the average offered rate for various maturities of short-term loans between major international banks who are members of the British Bankers Association. LIBOR is the most common benchmark interest rate index used to make adjustments to variable-rate loans. It’s used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. Due to manipulation allegations in 2012 and reduced activity in the financial markets that it measures, in July 2017, the Financial Conduct Authority, the United Kingdom financial regulatory body, announced a desire to phase out the use of LIBOR. Please refer to “Interest Rate Risk” for more information.

Short Sales Risk

Short sales by the Company that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Company to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out

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June 30, 2022	NexPoint Diversified Real Estate Trust

the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Company may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Company might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If other short positions of the same security are closed out at the same time, a “short squeeze” can occur where demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Company will need to replace the borrowed security at an unfavorable price.

Structured Finance Securities Risk

A portion of the Company’s investments may consist of equipment trust certificates, collateralized mortgage obligations, collateralized bond obligations, collateralized loan obligations or similar instruments. Such structured finance securities are generally backed by an asset or a pool of assets, which serve as collateral. Depending on the type of security, the collateral may take the form of a portfolio of mortgage loans or bonds or other assets. The Company and other investors in structured finance securities ultimately bear the credit risk of the underlying collateral. In some instances, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. The riskiest securities are the equity tranche, which bears the bulk of defaults from the bonds or loans serving as collateral, and thus may protect the other, more senior tranches from default. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. A senior tranche typically has higher ratings and lower yields than the underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, other tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to previous defaults and the disappearance of protecting tranches, market anticipation of defaults and aversion to certain structured finance securities as a class.

Gain Contingency

Claymore Holdings, LLC, a partially-owned affiliate of the Company, is engaged in ongoing litigation that could result in a possible gain contingency to the Company. The probability, timing, and potential amount of recovery, if any, are unknown.

Valuation Risk

Certain of the Company’s assets are fair valued, including the Company’s investment in equity issued by TerreStar Corporation (“TerreStar”). TerreStar is a nonoperating company that does not currently generate substantial revenue and which primarily derives its value from licenses for use of two spectrum frequencies, the license with respect to one of which was granted a conditional waiver by the FCC on April 30, 2020. The fair valuation of TerreStar involved significant uncertainty as it is materially dependent on estimates of the value of both spectrum licenses.

Note 10. Investment Transactions Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the period ended June 30, 2022, were as follows:

	Other Securities
Purchases		Sales
$218,452,141		$348,483,616

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	NexPoint Diversified Real Estate Trust

Note 11. Affiliated Issuers

Under Section 2 (a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a Company owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Company as of June 30, 2022:

Issuer	Shares at December 31, 2021	Beginning Value as of December 31, 2021	Purchases at Cost	Proceeds from Sales	Distribution to Return of Capital	Net Realized Gain/Loss on the Sales of Affiliated Issuers	Change Unrealized Appreciation/ Depreciation	Ending Value as of June 30, 2022	Shares at June 30, 2022	Affiliated Income
Majority Owned, Not Consolidated
NexPoint Real Estate Opportunities, LLC, REIT (Common Stocks)	450,716,502	$553,388,370	$80,630,095	$—	$(3,169,157)	$—	$60,713,470	$691,562,778	519,191,275	$11,087,706
NexPoint Real Estate Capital	133,495,360	45,942,428	—	—	—	—	8,390,184	54,332,612	133,495,360	—
Specialty Financial Products, Ltd. (Common Stocks)	52,478,547	58,098,999	3,855,471	—	(3,250,000)	—	9,910,250	68,614,720	56,538,959	3,750,000
Other Affiliates			—	—	—	—
SFR WLIF I, LLC	40,322,605	38,253,733	—	—	—	—	(38,253,733)	—	—	458,336
SFR WLIF II, LLC	26,968,904	25,739,661	—	—	—	—	(25,739,661)	—	—	—
SFR WLIF III, LLC	7,708,491	7,301,406	—	—	—	—	(67,758)	7,233,648	7,708,491	177,334
Tivoli North, LLC	—	—	11,311,792	—	—	—	—	11,311,792	1	—
LLV Holdco LLC (U.S. Senior Loans, Common Stocks & Warrants)	11,327,500	15,817,735	—	(2,059,234)	—	—	818,240	14,576,741	11,851,766	336,879
NexPoint Residential Trust, Inc.	86,292	7,233,859	95,358	—	(76,104)	—	(1,803,929)	5,449,184	87,173	10,136
NexPoint Storage Partners, Inc.	86,369	120,324,972	—	—	(3,605,906)	—	4,559,420	121,278,486	86,369	177,334
NexPoint SFR Operating Partnership, LP	—	—	77,669,157	—	—	—	—	77,669,157	31,906,766	(3,169,157)
Other Controlled			—	—	—	—
Allenby (Common Stocks)	667,680	—	—	—	—	—	—	—	667,680	—
Claymore (Common Stocks)	2,232,640	—	—	—	—	—	—	—	2,232,640	—

Total	726,090,890	$872,101,163	$173,561,873	$(2,059,234)	$(10,101,167)	$—	$18,526,483	$1,052,029,118	763,766,480	$12,828,568

Note 12. Unconsolidated Significant Subsidiaries

In accordance with Regulation S-X and GAAP, the Company is not permitted to consolidate any subsidiary or other entity that is not an investment company, including those in which the Company has a controlling interest unless the business of the controlled subsidiary consists of providing services to the Company. In accordance with Regulation S-X Rules 3-09 and 4-08(g), the Company evaluates its unconsolidated controlled subsidiaries as significant subsidiaries under the respective rules. As of June 30, 2022, NexPoint Real Estate Opportunities, LLC was considered a significant unconsolidated subsidiary under Regulation S-X Rule 4-08(g) and

3-09(a), while NexPoint Real Estate Capital, LLC and Specialty Financial Products Designated Activity Company did not meet the qualifications of a significant subsidiary under either S-X Rule 4-08(g) or 3-09(a). All subsidiaries are wholly owned by the Company. Based on the requirements under Regulation S-X Rule 4-08(g) and 3-09(a), separate financial statements for NexPoint Real Estate Opportunities, LLC were provided in the last annual report filing.

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June 30, 2022	NexPoint Diversified Real Estate Trust

Note 13. Subsequent Events

On July 1, 2022, the SEC issued the Deregistration Order declaring that the Company is no longer an investment company under the 1940 Act. The issuance of the order enables the Company to proceed with full implementation of its new business mandate to operate as a diversified REIT that focuses primarily on investing in various commercial real estate property types and across the capital structure, including but not limited to: equity, mortgage debt, mezzanine debt and preferred equity.

Effective July 12, 2022, certain Skyview personnel became dual-employees of NexPoint Services, Inc., a wholly-owned subsidiary of the Investment Adviser. The same services are being performed by the dual-employees. The Investment Adviser, and not the Company, will compensate all Investment Adviser, Skyview, and dual-employee personnel who provide services to the Company.

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ADDITIONAL INFORMATION (unaudited)

June 30, 2022	NexPoint Diversified Real Estate Trust

Investment Objective and Strategy Overview

At a special meeting of shareholders on August 28, 2020, shareholders approved proposals (i) to change the Company’s business from a registered investment company that invests primarily in debt and equity securities to a diversified REIT, (ii) to amend the Company’s fundamental investment restrictions to permit the Company to engage in its new business (collectively, the “Conversion”), and (iii) to amend and restate the Company’s Agreement and Declaration of Trust. On July 1, 2022, the SEC issued the Deregistration Order declaring that the Company is no longer an investment company under the 1940 Act.

During the reporting period, the Adviser continued to realign the Company’s portfolio so that it is no longer an investment company under the 1940 Act in anticipation of receiving a deregistration order as an investment company from the Securities Exchange Commission, or the SEC. The Adviser intends to sell certain of the Company’s existing investments and transition its portfolio into real estate and real estate related investments as opportunities within the new investment scope arise, subject to applicable compliance requirements and other business considerations.

Once the Conversion is fully implemented, it is expected that investments will be diversified among various commercial real estate property types and across the capital structure, including but not limited to: equity, mortgage debt, mezzanine debt and preferred equity. It is expected that property types will primarily include industrial, hospitality, net lease, retail, office, storage and healthcare and, to the extent currently owned, multifamily and single-family rentals; however, the Company would have the authority to invest without limitation in any property type.

The Company will invest primarily in real estate and real estate related assets; however, the Company may, to a limited extent, continue to hold, acquire or transact in certain non-real estate securities. To permit the Company to engage in its new business, the Company’s fundamental investment restrictions regarding purchasing and selling real estate and originating loans and certain of the Company’s fundamental investment restrictions have been amended to allow the Company to engage in its business as a diversified REIT.

The following discussion reflects the Company’s investment strategy and policies as modified pursuant to shareholder approval on August 28, 2020.

Investment Strategy

As a diversified REIT, the Company’s primary investment objective will be to provide both current income and capital appreciation. The Company will seek to achieve this objective by investing among various commercial real estate property types and across the capital structure, including but not limited to: equity, mortgage debt, mezzanine debt and preferred equity. The Investment Adviser will focus on opportunistic investments in real estate properties with a value-add component and real estate credit. The objective will be to increase the cash flow and value of the Company’s properties, acquire properties with cash flow growth potential and achieve capital appreciation for shareholders through a value-add program. The Company will pursue real estate credit investments based on where the Investment Adviser believes the various real estate subsectors are within the broader real estate cycle and tactically allocate among these opportunities.

Underlying property types will primarily include industrial, hospitality, net lease, retail, office, storage and healthcare and, to the extent currently owned, multifamily and single-family rentals; however, the Company may invest without limitation in any property type.

The Company will invest primarily in real estate and real estate related assets; however, the Company may, to a limited extent, continue to hold, acquire or transact in certain non-real estate securities.

The Investment Adviser and the Board believe that a diversified investment approach is appropriate for the current market environment. However, to capitalize on investment opportunities at different times in the economic and real estate investment cycle, the Company may change its investment strategy from time to time. The Investment Adviser and the Board believe that the flexibility of the Company’s investment strategy and the experience and resources of the Investment Adviser and its affiliates, will allow the Company to take advantage of changing market conditions to provide both current income and generate capital appreciation. The Board will be able to modify such strategies without the consent of the shareholders to the extent that the Board determines that such modification is in the Company’s best interest.

Leverage Policies and Financing Strategy. To increase the returns on the Company’s investments, after issuance of the Deregistration Order, the Company plans to employ both direct and structural leverage on the Company’s property and debt investments, which we expect generally will not exceed, on a debt to equity basis, a ratio of 3-to-1, an increase from the ratio of 1-to-2 set by the 1940 Act.

Leverage will take the form of repurchase or margin facilities collateralized by our debt investments and mortgage debt collateralized by our property investments. At the REIT level the Company may have a revolving corporate credit facility, or may issue unsecured debt, mezzanine debt or preferred equity. The Company believes that the relationships the Investment Adviser and its affiliates, as well as other companies managed by the Investment Adviser’s affiliates

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June 30, 2022	NexPoint Diversified Real Estate Trust

(the “NexPoint managed companies”), have with banks, life insurance companies, Freddie Mac and The Federal National Mortgage Association, or Fannie Mae, provide the Company with a unique opportunity to invest alongside quality sponsors and the largest multifamily lenders in the U.S.

The Company intends to use leverage, to the extent available, to make additional investments that may increase the Company’s potential returns. Although the Company is not required to maintain any particular leverage ratio, the amount of leverage the Company will use for particular investments will depend upon an assessment of a variety of factors, which may include the anticipated liquidity and price volatility of the Company’s assets, the potential for losses in the Company’s portfolio, the gap between the duration of the Company’s assets and liabilities, the availability and cost of financing the Company’s assets, the health of the U.S. economy and commercial real estate markets, the Company’s outlook for the level, slope and volatility of future interest rates, the credit quality of the Company’s borrowers and tenants, the collateral values underlying the Company’s assets and the Company’s outlook for market lending spreads relative to the LIBOR (or other applicable benchmark interest rate index) curve.

REIT Operations. The Company intends to operate to ensure that it establishes and maintains its qualification as a REIT for U.S. federal tax purposes and is not required to register as an investment company under the 1940 Act. The Company intends to regularly monitor the nature of the Company’s assets and the income they generate to ensure that at all times the Company maintain its tax qualification as a REIT and is not required to register as an investment company under the 1940 Act. The Board currently intends to review the Company’s transactions on a periodic basis to ensure compliance with these operating policies.

Distribution Policy. The Company intends to make monthly distributions to the Company’s shareholders of amounts that will, at a minimum, enable the Company to comply with the REIT provisions of the Code that generally require annual distributions of at least 90% of the Company’s REIT taxable income (other than net capital gains). The actual amount of such distributions will be determined on a monthly basis by the Board, taking into account, in addition to the REIT tax requirements, the Company’s cash needs, the market price for the Company’s Common Shares and other factors our Board considers relevant.

Operating Expenses. Operating expenses may increase as the Conversion becomes fully implemented following receipt of the Deregistration Order due to increased costs associated with sourcing additional real estate investments and costs associated with servicing those investments; however, these expenses are projected to be offset by higher projected income attributable to increased cash flows from leveraged real estate assets, resulting in higher projected net income per common share (thus supporting a potentially higher distribution rate in the long term).

During the Conversion period, the Investment Adviser will continue to implement the Company’s business strategies subject to the oversight of the Board, including: (a) performing all of our day-to-day activities as a public company operating as a diversified REIT; (b) sourcing, analyzing and closing the Company’s investments; (c) arranging the Company’s financings; (d) performing the Company’s asset management functions by monitoring the performance of the Company’s borrowers and the maintenance of the Company’s collateral; and (e) when necessary, enforcing the Company’s loan and security rights.

Policies with Respect to Certain Other Activities. The Company may raise additional funds through offerings of equity or debt securities or by retaining cash flow (subject to provisions in the Code concerning distribution requirements and the taxability of undistributed REIT taxable income) or a combination of these methods. If the Board determines to raise additional equity capital, it has the authority, without shareholder approval, to issue additional Common Shares or preferred shares of beneficial interest in any manner and on such terms and for such consideration as it deems appropriate, at any time.

In addition, to the extent available, the Company intends to borrow money to make investments that may increase the Company’s potential returns. The Company intends to use traditional forms of financing, including repurchase agreements, bank credit facilities (including revolving facilities and term loans), public or private debt issuances, securitizations and other sources of financing. The Company may also issue preferred equity which requires us to pay dividends at fixed or variable rates before we may pay distributions to our common shareholders. We expect that the Board will periodically review the Company’s investment guidelines and our portfolio and leverage strategies.

The Company may invest in equity or debt securities of other REITs or other entities engaged in real estate operating or financing activities, and may do so for the purpose of exercising control over such entities.

The Company does not intend to adopt a formal portfolio turnover policy. Subject to maintaining the Company’s qualification for taxation as a REIT under the Code for U.S. federal income tax purposes and our exemption from registration under the 1940 Act, the Company currently expects that it will typically hold investments for between two and 10 years. However, in order to maximize returns and manage portfolio risk while maintaining the financial capacity to undertake attractive opportunities that become

Semi-Annual Report	33

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2022	NexPoint Diversified Real Estate Trust

available to the Company, the Company may dispose of an asset earlier than anticipated or hold an investment longer than anticipated if we determined doing so to be appropriate based upon market conditions or other factors regarding a particular investment.

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Company are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Company, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Company and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Company and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Company and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Company, in some cases these activities may adversely affect the price paid or received by the Company or the size of the position obtained or disposed of by the Company.

Tax Information

For shareholders that do not have a December 31, 2021 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2021 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended December 31, 2021, the Company hereby designates the following items with regard to distributions paid during the year.

Return of Capital	Ordinary Income Distribution	Capital Gain Distribution	Total Distribution
84.02%	15.98%	0.00%	100.00%

Qualifying Business Income(1)
15.98%

(1)	The percentage in this column represents the amount of ordinary dividend income that qualified for 20% Business Income Deduction.

The information herein may differ from the information and distributions taxable to the shareholder from the calendar year ended December 31, 2021. Complete information will be computed and reported with your 2021 Form 1099-DIV.

Change in Independent Registered Public Accounting Firms

On June 8, 2020, the Company dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm, effective on such date. The decision to dismiss PwC was approved by the audit committee and by the full Board. On June 18, 2020, the Company approved the appointment of Cohen & Company Ltd. (“Cohen”) as the Company’s independent registered public accounting firm. Cohen was engaged by the Company on June 25, 2020.

PwC’s report on the financial statements for the fiscal years ended December 31, 2019 and December 31, 2018 did not contain any adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years ended December 31, 2019 and December 31, 2018 and the subsequent interim period through June 8, 2020, during which PwC served as the Company’s independent registered public accounting firm, there were no: (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided PwC with a copy of the disclosures proposed to be made in this N-CSR and requested that PwC furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K, and, if not, stating the respects in which it does not agree. The PwC letter is attached hereto to as an exhibit. During the fiscal years ended December 31, 2019 and December 31, 2018 and the subsequent interim period through June 8, 2020, neither Management, the Company nor anyone on its behalf, consulted Cohen regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that

34	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2022	NexPoint Diversified Real Estate Trust

might be rendered on the financial statements of the Company and no written report or oral advice was provided to the Company by Cohen or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Dividend Reinvestment Plan

Prior to the Company’s deregistration as an investment company under the 1940 Act on July 1, 2022, unless the registered owner of Common Shares elects to receive cash by contacting American Stock Transfer & Trust Company (“AST” or the “Plan Agent”), as agent for shareholders in administering the Plan, a registered owner will receive newly issued Common Shares for all dividends declared for Common Shares of the Company. If a registered owner of Common Shares elects not to participate in the Plan, they will receive all dividends in cash paid by check mailed directly to them (or, if the shares are held in street or other nominee name, then to such nominee) by AST, as dividend disbursing agent. Shareholders may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting AST, as dividend disbursing agent, at the address set forth below.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend. Some brokers may automatically elect to receive cash on the shareholders’ behalf and may reinvest that cash in additional Common Shares of the Company for them. The Plan Agent will open an account for each shareholder under the Plan in the same name in which such shareholder’s Common Shares are registered.

Whenever the Company declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent through receipt of additional unissued but authorized Common Shares from the Company (“newly issued Common Shares”). The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the net asset value per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Declaration Date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan. There will be no brokerage charges with respect to Common Shares issued directly by the Company.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional Common Shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. Participants who request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and pay a brokerage commission of $0.05 per share sold. The Company reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Company reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219; telephone (718) 921-8200.

Shareholder Loyalty Program

To promote loyalty and long-term alignment of interests among the Company’s shareholders, the Investment Adviser offers an incentive to shareholders that buy and hold the Company’s common shares for a period of at least twelve months through its Shareholder Loyalty Program (the “Program”). To participate in the Program, existing shareholders must open an account (the “Account”) with the Program’s administrator, Maxim Group LLC (“Maxim”). Subsequently, if a participant makes contributions to the Account during a defined trading period to purchase shares, the Investment Adviser will make a corresponding contribution equal to 2% of the participant’s contributions.

For example, if a participant contributes $10,000 to the Account during a defined trading period to purchase shares, the Adviser will make a corresponding contribution of $200, to purchase additional shares for the participant (the “Bonus Shares”). In addition, Program participants will not be

Semi-Annual Report	35

ADDITIONAL INFORMATION (unaudited) (concluded)

June 30, 2022	NexPoint Diversified Real Estate Trust

required to pay any customary selling commissions or distribution fees on the purchase of shares under the Program. The Investment Adviser will bear the costs of brokerage fees in connection with the Program. While the portion of the Company’s common shares that are acquired through the participant’s contribution will vest immediately, Bonus Shares will not vest until the first anniversary of the date that the Bonus Shares were purchased. Vested shares will be held in the Account and Bonus Shares will be held in an account at Maxim for the conditional benefit of the shareholder. Under the Program, participants must purchase a minimum of $10,000 worth of shares in the initial subscription and $5,000 in each subsequent subscription, unless the Investment Adviser, in its sole discretion, decides to permit subscriptions for a lesser amount. If the Company’s common shares are trading at a discount, Maxim will purchase common shares on behalf of participants in open-market purchases. If the Company’s common shares are trading at a premium, Maxim may purchase common shares on behalf of participants in open market purchases or the Company may sell common shares to the Shareholder Loyalty Program by means of a prospectus or otherwise. All dividends received on shares that are purchased under the Program will be automatically reinvested through the Program. A participant’s interest in a dividend paid to the holder of a vested share will vest immediately. A participant’s interest in a dividend paid to the holder of a Bonus Share will vest at the same time that the Bonus Share’s vesting requirements are met. In addition, for dividends paid to holders of shares that were purchased with a participant’s contributions, the Investment Adviser will make a corresponding contribution to the amount of the reinvested dividend equal to 2% of the dividend amount. Maxim maintains all shareholders’ accounts in the Program and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Program participant will be held by Maxim on behalf of the Program participant, and each shareholder proxy will include those shares purchased or received pursuant to a Program. Maxim will forward all proxy solicitation materials to participants and vote proxies for shares held under the Program in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, Maxim will administer the Program on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Program. The Company and the Investment Adviser reserve the right to amend or terminate the Program. To help align the interests of the Investment Adviser’s employees with the interests of the Company’s shareholders, the Investment Adviser offers a similar program to its employees. Participants in the Program should be aware that their receipt of Bonus Shares under the Program constitutes taxable income to them. In addition, such participants owe taxes on that portion of any distribution that constitutes taxable income in respect of shares of our common stock held in their Program accounts, whether or not such shares of common stock have vested in the hands of the participants. To the extent any payments or distributions under the Program are subject to U.S. federal, state or local taxes, the Company, any participating affiliate of the Company or the agent for the Program may satisfy its tax withholding obligation by (1) withholding shares of Stock allocated to the participant’s account, (2) deducting cash from the participant’s account or (3) deducting cash from any other compensation the participant may receive. Program participants should consult their tax advisers regarding the tax consequences to them of participating in the Program. The Program may create an incentive for shareholders to invest additional amounts in the Company. Because the Investment Adviser’s management fee is based on a percentage of the assets of the Company, the Program will result in increased net revenues to the Investment Adviser if the increase in the management fee due to the increased asset base offsets the costs associated with establishing and maintaining the Program.

Submission of Proposal to a Vote of Shareholders

The annual meeting of shareholders of the Company was held on June 14, 2022. The following is a summary of the proposal submitted to shareholders for a vote at the meeting and the votes cast.

Proposal

To elect Ethan Powell and Bryan A. Ward as a Class I Trustee of the Trust, to serve for a three-year term expiring at the 2025 Annual Meeting or until his successor is duly elected and qualifies, by the holders of the Company’s Common Shares (in respect to Bryan A. Ward only) and Preferred Shares.

Proposal	Votes For	Votes Withheld
Ethan Powell	2,782,020	95,035
Bryan A. Ward	31,469,409	1,141,073

36	Semi-Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

NexPoint Advisors, L.P.

300 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

Company Counsel

K&L Gates LLP

1 Lincoln Street

Boston, MA 02111

This report has been prepared for shareholders of NexPoint Diversified Real Estate Trust (the “Company”). As of January 1, 2021, paper copies of the Company’s shareholder reports will no longer be sent by mail. Instead, the reports will be made available on https://nxdt.nexpoint.com/home/, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the Company or from your financial intermediary free of charge at any time. For additional information regarding how to access the Company’s shareholder reports, or to request paper copies by mail, please call shareholder services at 1-866-351-4440.

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to its portfolio securities, and the Company’s proxy voting records for the most recent 12-month period ended December 31, are available (i) without charge, upon request, by calling 1-866-351-4440 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Prior to the Company’s deregistration as an investment company under the 1940 Act on July 1, 2022, the Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. The Company’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov. Shareholders may also obtain the Form N-PORT by visiting the Company’s website at www.nexpoint.com. On July 15, 2020 and July 12, 2021, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s principal executive officer certified that he was not aware, as of the date, of any violation by the Company of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive officer and principal financial officer made certifications, included in filings with the SEC on Forms N-CSR relating to, among other things, the Company’s disclosure controls and procedures and internal controls over financial reporting, as applicable. Following the Company’s deregistration as an investment company under the 1940 Act, the Company will file reports under the Securities Exchange Act of 1934, including on Form 10-Q and Form 10-K.

The Statement of Additional Information includes additional information about the Company’s Trustees and is available upon request without charge by calling 1-866-351-4440.

Semi-Annual Report	37

NexPoint Diversified Real Estate Trust

6201 15th Avenue

Brooklyn, NY 11219

NexPoint Diversified Real Estate Trust	Semi-Annual Report, June 30, 2022

www.nexpoint.com	NHF-SAR-0622

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Semi-Annual Report to Shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

After the end of the reporting period, the Company deregistered as an investment company under the 1940 Act on July 1, 2022 (the “Deregistration Date”). In connection with the deregistration, the portfolio managers have changed from those identified in response to paragraph (a)(1) of this Item in NexPoint Diversified Real Estate Trust’s (the “Registrant”) most recently filed annual report on Form N-CSR.

As of the date of this filing, James Dondero, Matt McGraner, and Brian Mitts (the “portfolio managers”) are primarily responsible for the day-to-day management of the Registrant’s portfolio.

(a)(1) The following provides biographical information about the Registrant’s portfolio managers as of the date of this filing:

Mr. Dondero has served as our President since May 2015 and as chairman of our Board since the Deregistration Date. Mr. Dondero has also served as the chairman of the board of NexPoint Residential Trust, Inc. (“NXRT”), a publicly traded multi-family real estate investment trust (“REIT”), since May 2015, as the chairman of the board of directors of NexPoint Real Estate Finance, Inc. (“NREF”), a publicly traded commercial mortgage REIT, since February 2020, and as of the chairman of the board of directors of VineBrook Homes Trust, Inc. (“VineBrook”), a single-family rental REIT registered with the Securities and Exchange Commission (the “SEC”) under Section 12(g) of the Securities Exchange Act of 1934, since August 2022, having previously served from February 2019 to August 2021. Mr. Dondero also currently serves as President of NXRT and NREF. Mr. Dondero is also: founder and president of NexPoint Advisors, L.P. (“NexPoint”), an investment advisor registered with the SEC; and chairman of NexBank, SSB. Mr. Dondero co-founded Highland Capital Management, L.P. (“Highland”) in 1993 with Mark Okada and served as President from 2004 to 2020. Mr. Dondero has over 30 years of experience investing in credit and equity markets and has helped pioneer credit asset classes. Mr. Dondero has also served as the Chief Executive Officer of NexPoint Hospitality Trust, Inc. (“NHT”), a publicly traded hospitality REIT listed on the TSX Venture Exchange, since December 2018. Mr. Dondero currently serves on the boards of directors of SeaOne Holdings, LLC. He also serves as president of NexPoint Capital, Inc. and NexPoint Real Estate Strategies Fund all of which are affiliates of NexPoint Real Estate Advisors X, L.P. (our “Adviser”). On October 16, 2019, Highland filed for Chapter 11 bankruptcy protection with the United States Bankruptcy Court for the District of Delaware.

Mr. McGraner has served as our Executive VP, Chief Investment Officer and Secretary since the Deregistration Date. He has also served as the Executive VP and Chief Investment Officer of NREF since February 2020; as Executive VP and Chief Investment Officer of NXRT since March 2015; as Executive VP, Chief Investment Officer and Secretary of VineBrook since February 2019; and as President and a member of the board of directors of NexPoint Storage Partners, Inc. (“NSP”), a private self-storage lending REIT, since November 2020. Mr. McGraner has also served as Chief Investment Officer of NHT since December 2018 and as a Managing Director at NexPoint since 2016. Mr. McGraner served as Secretary of NREF from June 2019 to February 2020; as Secretary of NXRT from September 2014 to March 2015; and as Chief Executive Officer, President and Secretary of VineBrook from October 2018 to February 2019. With over ten years of real estate, private equity and legal experience, his primary responsibilities are to lead the operations of the real estate platform at NexPoint, as well as source and execute investments, manage risk and develop potential business opportunities, including fundraising, private investments and joint ventures. Mr. McGraner is also a licensed attorney and was formerly an associate at Jones Day from 2011 to 2013, with a practice primarily focused on private equity, real estate and mergers and acquisitions. While at Jones Day, Mr. McGraner led the acquisition and financing of over $200 million of real estate investments and advised on $16.3 billion of mergers and acquisitions and private equity transactions. Since 2013, Mr. McGraner has led the acquisition and financing of approximately $17.1 billion of real estate investments.

Mr. Mitts has served as our Chief Financial Officer, Executive VP-Finance, Treasurer and Assistant Secretary and as a member of our Board since the Deregistration Date. Mr. Mitts co-founded NexPoint Real Estate Advisors, L.P. (“NREA”), which is an affiliate of our Adviser, as well as NXRT and other real estate businesses with Mr. McGraner and Mr. Dondero. Currently, Mr. Mitts leads our Adviser’s financial reporting and accounting teams and is integral in financing and capital allocation decisions. Prior to co-founding NREA and NXRT, Mr. Mitts was Chief Operations Officer of Highland Funds Asset Management, L.P., the external advisor of open-end and closed-end funds where he managed the operations of these funds and helped develop new products. Mr. Mitts was also a co-founder of NexPoint. He has worked for NREA or its affiliates since 2007. He has also served as the Chief Financial Officer, Executive VP-Finance, Secretary and Treasurer of NREF since February 2020 and as a member of the board of directors of NREF since June 2019; as the Chief Financial Officer, Executive Vice President-Finance and Treasurer of NXRT since March 2015, additionally as Secretary of NXRT since February 2019, and as a member of the board of directors of NXRT since September 2014; as Chief Financial Officer, Treasurer and Assistant Secretary of VineBrook, since November 2018, additionally as Interim President of VineBrook since September 2021, and as a member of the board of directors of VineBrook since July 2018; as the Chief Financial Officer, Executive VP-Finance, Treasurer and Corporate Secretary of NHT since December 2018; and as Chief Financial Officer, Secretary and Treasurer of NexPoint Storage Partners, Inc. (“NSP”) since November 2020. In addition, Mr. Mitts served as President and Treasurer of NREF from June 2019 to February 2020, President and Treasurer of NXRT from September 2014 to March 2015, and President and Treasurer of VineBrook from July 2018 to October 2018.

(a)(2) The following table provides information about the other accounts managed on a day-to-day basis by the portfolio managers as of September 7th, 2022:

Fund/Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James Dondero	7 accounts with $2,762.0 million in total assets managed; 1 account with $72.0mm for which the fee is based on performance of the vehicle	4 pooled investment vehicle with $7,163.0 million in total assets managed for which the fee is based on the performance of the vehicle	None
Matt McGraner	1 account with $39.0 million in total assets managed	4 pooled investment vehicle with $7,163.0 million in total assets managed for which the fee is based on the performance of the vehicle	None
Brian Mitts	None	4 pooled investment vehicle with $7,163.0 million in total assets managed for which the fee is based on the performance of the vehicle	None

Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between the portfolio managers’ management of the investments of the Registrant, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of the Adviser’s other business activities and the Adviser’s possession of material non-public information about an issuer. Other accounts managed by the portfolio manager might have similar investment objectives or strategies as the Registrant, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Registrant. The other accounts might also have different investment objectives or strategies than the Registrant.

Knowledge and Timing of Trust Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Registrant. Because of their positions with the Registrant, the portfolio managers know the size, timing and possible market impact of the Registrant’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Registrant.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio managers’ management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Registrant and other accounts managed by the portfolio managers, but may not be available in sufficient quantities for both the Registrant and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Registrant and another account. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under the Adviser’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and the Adviser’s investment outlook. The Adviser has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Registrant and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Registrant’s investment opportunities may also arise when the Registrant and other clients of the Adviser invest in different parts of an issuer’s capital structure, such as when the Registrant owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer, or when the Registrant owns debt securities of an issuer and other clients own equity securities of the same issuer. In such circumstances, if the issuer experiences financial or operational challenges, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity holder might prefer a reorganization that holds the potential to create value for the equity holders. In addition, the Adviser may also, in certain circumstances, pursue or enforce rights with respect to a particular issuer jointly on behalf of one or more of its clients, or the Adviser’s personnel may work together to pursue or enforce such rights. Certain clients may be negatively impacted by the Adviser’s activities on behalf of its other clients, and transactions on behalf of some clients may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case. In order to minimize such conflicts, the portfolio managers may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Adviser or the Adviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Registrant’s investment opportunities.

Additionally, if the Adviser acquires material non-public confidential information in connection with its business activities for other clients, the portfolio managers may be restricted from purchasing securities or selling securities for the Registrant. When making investment decisions where a conflict of interest may arise, the Adviser will endeavor to act in a fair and equitable manner as between the Registrant and other clients; however, in certain instances the resolution of the conflict may result in the Adviser acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Registrant.

Performance Fees. The portfolio managers may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio managers in that the portfolio managers may have an incentive to allocate the investment opportunities that they believe might be the most profitable to such other accounts instead of allocating them to the Registrant. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities between the Registrant and such other accounts on a fair and equitable basis over time.

(a)(3) Compensation.

NexPoint’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the pre-tax relative performance of a portfolio manager’s underlying account, the pre-tax combined performance of the portfolio manager’s underlying accounts, and the pre-tax relative performance of the portfolio manager’s underlying accounts measured against other employees. Compensation of a fund’s portfolio managers may also be based, in part, on the one and three-year performance of the fund. The principal components of compensation include a base salary, a discretionary bonus and various retirement benefits.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with NexPoint, which may include the amount of assets supervised and other management roles within NexPoint. Base compensation is determined by taking into account current industry norms and market data to ensure that NexPoint pays a competitive base compensation.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market.

Because each person’s compensation is based on his or her individual performance, NexPoint does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with NexPoint.

(a)(4) Securities Beneficially Owned in the Registrant by Portfolio Managers.

The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by the portfolio managers as of June 30th, 2022:

Name of Portfolio Managers	Dollar Range of Equity Securities Beneficially Owned by Portfolio Managers
James Dondero	Over $1,000,000
Matt McGraner	$100,001-$500,000
Brian Mitts	$10,001 - $50,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Purchases were made by an affiliated purchaser during the period covered by this report:

AFFILIATED PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Approximate Dollar Value of Shares that May Yet Be Purchased Under the Plans or Programs
January 1, 2022 to January 31, 2022	108,616	13.8773	-	-
February 1, 2022 to February 29, 2022	133,350	15.0739	-	-
March 1, 2022 to March 31, 2022	137,700	14.5410	-	-
April 1, 2022 to April 31, 2022	-	-	-	-
May 1, 2022 to May 31, 2022	142,123	15.7418	-	-
June 1, 2022 to June 30, 2022	132,447	14.9731	-	-

Total	654,236	14.8878	-	-

Item 10. Submission of Matters to a Vote of Security Holders.

Prior to the Company’s deregistration as an investment company under the 1940 Act on July 1, 2022, there were no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board. Following the deregistration, the nominating and corporate governance committee of the Company will review and evaluate any trustee nominations submitted by shareholders, including reviewing the qualifications of, and making recommendations to the Board regarding, trustee nominations submitted by shareholders. Shareholders may submit a shareholder nomination to the Board by writing to: Board of Trustees, c/o NexPoint Diversified Real Estate Trust, 300 Crescent Court, Suite 700, Dallas, Texas 75201, Attn: Corporate Secretary. The mailing envelope should clearly indicate the communication is intended for the non-management trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

(1)	Gross income from securities lending activities: $0

(2)	All fees and/or compensation for securities lending activities and related services: $0

(3)	Aggregate fees/compensation: $0

(4)	Net income from securities lending activities: $436

(b) Prior to the Company’s deregistration as an investment company under the 1940 Act on July 1, 2022, the Registrant may lend up to 33 1/3% of the Registrant’s total assets held by the Fund’s custodian to certain qualified brokers, except those securities which the Registrant or the Advisor specifically identifies as not being available. By lending its investment securities, the Registrant attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Registrant. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned. Upon entering into a securities lending transaction, the Registrant receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, 102% of the current market value of the loaned securities with respect to U.S. securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is generally invested by the Fund’s custodian acting in its capacity as securities lending agent. Non-cash collateral is not disclosed in the Registrant’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Registrant and the Registrant does not have the ability to re-hypothecate those securities. A portion of the dividends received on the collateral may be rebated to the borrower of the securities and the remainder is split between the Fund’s custodian, as the securities lending agent, and the Registrant.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the  1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)       Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEXPOINT DIVERSIFIED REAL ESTATE TRUST

By (Signature and Title):	/s/ James Dondero
James Dondero
President (Principal Executive Officer)

Date: September 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ James Dondero
James Dondero
President (Principal Executive Officer)

Date: September 8, 2022

By (Signature and Title):	/s/ Brian Mitts
Brian Mitts
Chief Financial Officer, Executive VP-Finance, Secretary and Treasurer (Principal Accounting Officer and Principal Financial Officer)

Date: September 8, 2022